                                                                 EXHIBIT 10.BB.4



                            LIMESTONE ELECTRON TRUST

                   THIRD AMENDED AND RESTATED TRUST AGREEMENT

                                       BY

                            WILMINGTON TRUST COMPANY,
                     as Trustee and Securities Intermediary


                              EL PASO CORPORATION,
                        as holder of the El Paso Interest

                                 ELECTRON TRUST,
                            as sole Certificateholder

                                       AND

                            LIMESTONE ELECTRON TRUST

                           Dated as of April 12, 2002

                                TABLE OF CONTENTS

                                                                                                           Page Nos.
                                                                                                           ---------

ARTICLE I  GENERAL................................................................................................2
         Section 1.01.  Appointment of Wilmington Trust Company...................................................2
         Section 1.02.  Formation of the Trust....................................................................2
         Section 1.03.  Name, Principal Office, and Name and Address of Trustee as
                          Agent for Service of Process............................................................2
         Section 1.04.  Purpose and Powers........................................................................2
         Section 1.05.  Claims Against the Trust..................................................................4
         Section 1.06.  Beneficial Ownership......................................................................4
         Section 1.07.  Certain Covenants Relating to the Separateness of the Trust...............................5

ARTICLE II  DEFINITIONS...........................................................................................7

ARTICLE III  CONTRIBUTIONS.......................................................................................10
         Section 3.01.  Initial Contribution.....................................................................10
         Section 3.02.  Contributions by the Certificateholders..................................................10
         Section 3.03.  Contributions by the Holder of the El Paso Interest......................................11
         Section 3.04.  Holding of the Trust Estate..............................................................12
         Section 3.05.  Limitation on the Liability of the Depositor and the
                          Certificateholders.....................................................................12

ARTICLE IV  THE LIMESTONE CERTIFICATES...........................................................................12
         Section 4.01.  Ownership................................................................................12
         Section 4.03.  Form of Certificates; Denominations; Yield...............................................12
         Section 4.04.  Execution of Certificates................................................................13
         Section 4.05.  Registration of Issuance, Transfer and Exchange of Limestone
                          Certificates...........................................................................13
         Section 4.06.  Mutilated, Destroyed, Lost or Stolen Certificates........................................15
         Section 4.07.  Persons Deemed Owners....................................................................15
         Section 4.08.  Access to List of Certificateholders' Names and Addresses................................16
         Section 4.09.  Maintenance of Office or Agency..........................................................16
         Section 4.10.  Limestone Certificates Held by El Paso...................................................16
         Section 4.11.  ERISA Information........................................................................16
         Section 4.12.  FERC Information.........................................................................16

ARTICLE V  THE EL PASO INTEREST..................................................................................17
         Section 5.01.  The El Paso Interest.....................................................................17
         Section 5.02.  Execution of El Paso Interest............................................................17
         Section 5.03.  Transfer of El Paso Interest.............................................................17
         Section 5.04.  Rights of Holder of El Paso Interest.....................................................17

ARTICLE VI  COLLECTIONS; DISTRIBUTIONS...........................................................................18
         Section 6.01.  Payments From Trust Estate...............................................................18


         Section 6.02.  Establishment of Limestone Distribution Account and Limestone
                          Collection Account.....................................................................18
         Section 6.03.  Distributions from the Limestone Distribution Account....................................21
         Section 6.04.  Distributions from the Limestone Collection Account......................................22
         Section 6.05.  Limestone Distribution Date Statements...................................................23
         Section 6.06.  Withholding..............................................................................23
         Section 6.07.  Information Provided by the Trustee......................................................24

ARTICLE VII  LIMESTONE CERTIFICATE TRIGGER EVENTS; SPECIFIED EQUITY EVENTS; LIMESTONE
                     CERTIFICATE PURCHASE RIGHT; CERTIFICATE PURCHASE OPTION; EARN-OUT PERIOD;
                     CANCELLATION OF LIMESTONE CERTIFICATES......................................................26
         Section 7.01.  Consequences of a Limestone Certificate Trigger Event or Specified Equity Event..........26
         Section 7.02.  Limestone Certificate Purchase Right; Certificate Purchase Option........................26
         Section 7.03.  Earn-Out Period..........................................................................27
         Section 7.04.  Cancellation of Limestone Certificates...................................................28

ARTICLE VIII  RIGHTS, OBLIGATIONS, POWERS AND STATUS OF THE CERTIFICATEHOLDERS AND THE HOLDER
                     OF THE EL PASO INTEREST.....................................................................28
         Section 8.01.  Management of the Trust..................................................................28
         Section 8.02.  Bankruptcy, Dissolution or Termination of any Certificateholder..........................29
         Section 8.03.  Creditors of the Certificateholders......................................................29
         Section 8.04.  Certain Rights of the Majority Certificateholders........................................29
         Section 8.05.  Voting and Other Rights of the Holder of the El Paso Interest............................29

ARTICLE IX  CONCERNING THE TRUSTEE, THE SECURITIES INTERMEDIARY AND WILMINGTON TRUST COMPANY.....................30
         Section 9.01.  General..................................................................................30
         Section 9.02.  Acceptance of the Trust..................................................................32
         Section 9.03.  Authority and Duties of the Trustee......................................................32
         Section 9.04.  Representations and Warranties of Wilmington Trust Company...............................34
         Section 9.05.  Resignation of the Trustee...............................................................34
         Section 9.06.  Liability................................................................................35
         Section 9.07.  Indemnification..........................................................................35
         Section 9.08.  Fees and Expenses........................................................................36
         Section 9.09.  Litigation, Action Outside Delaware......................................................36
         Section 9.10.  Rights of the Securities Intermediary....................................................37
         Section 9.11.  Resignation; Appointment of Successor Securities Intermediary............................37
         Section 9.12.  Acceptance of Appointment by Successor Securities Intermediary...........................37
         Section 9.13.  Merger or Consolidation of Securities Intermediary.......................................37

ARTICLE X  DISSOLUTION, BANKRUPTCY AND LIQUIDATION OF THE TRUST..................................................38
         Section 10.01.  Dissolution of the Trust................................................................38
         Section 10.02.  Termination.............................................................................39


ARTICLE XI  NOTICES..............................................................................................39
         Section 11.01.  Notices.................................................................................39

ARTICLE XII  MISCELLANEOUS PROVISIONS............................................................................40
         Section 12.01.  Entire Agreement........................................................................40
         Section 12.02.  Governing Law...........................................................................40
         Section 12.03.  Severability of Provisions..............................................................41
         Section 12.04.  Amendment or Waiver; Effect on Agreement................................................41
         Section 12.05.  Binding Upon Assigns....................................................................41
         Section 12.06.  Survival................................................................................41
         Section 12.07.  Tax Characterization....................................................................41
         Section 12.08.  Counterparts............................................................................42
         Section 12.09.  Effectiveness...........................................................................42

Exhibit A         Form of Limestone Certificate
Exhibit B         Form of Certificate of Holder of El Paso Interest
Exhibit C         Form of Investment Certificate

                            LIMESTONE ELECTRON TRUST

                   THIRD AMENDED AND RESTATED TRUST AGREEMENT


                  This THIRD AMENDED AND RESTATED TRUST AGREEMENT (this "Agreement") of Limestone Electron Trust, a Delaware statutory business trust (the "Trust"), is made and entered into as of April 12, 2002 by WILMINGTON TRUST COMPANY, a Delaware banking corporation (not in its individual capacity but solely as trustee hereunder, the "Trustee", and as securities intermediary), EL PASO CORPORATION (formerly El Paso Energy Corporation), a corporation organized under the laws of Delaware, as holder of the El Paso Interest, ELECTRON TRUST, a Delaware statutory business trust, as sole Certificateholder, and LIMESTONE ELECTRON TRUST, the Delaware statutory business trust continued hereby. Capitalized terms used herein but not defined in Article II hereof have the meanings assigned to such terms in Annex A to the Participation Agreement dated as of March 15, 2000, as amended, supplemented, amended and restated or otherwise modified from time to time (the "Participation Agreement"), among the Trust, Credit Suisse First Boston (USA), Inc., as successor to DLJ Inc., El Paso, El Paso Chaparral Holding, El Paso Chaparral Holding II, El Paso Chaparral, the Management Company, Chaparral, Mesquite, the Share Trust, the Overfund Trust, Electron, Wilmington Trust Company and The Bank of New York, as successor to United States Trust Company of New York (each, as defined in the Participation Agreement).

                  WHEREAS, as of December 22, 1999, Wilmington Trust Company and El Paso, as Depositor, entered into a Trust Agreement (the "Original Trust Agreement");

                  WHEREAS, as of December 28, 1999, Wilmington Trust Company, the Depositor and the Trust amended and restated the Original Trust Agreement in its entirety (the "First Amended and Restated Trust Agreement");

                  WHEREAS, as of March 27, 2000, Wilmington Trust Company, El Paso, as holder of the El Paso Interest, Electron, as sole Certificateholder, and the Trust amended and restated the First Amended and Restated Trust Agreement in its entirety (the "Second Amended and Restated Trust Agreement");

                  WHEREAS, as of March 27, 2002, Wilmington Trust Company and El Paso, as holder of the El Paso Interest entered into an amendment to the Second Amended and Restated Trust Agreement ("Amendment No. 1");

                  WHEREAS, Wilmington Trust Company, El Paso, the sole Certificateholder and the Trust desire to amend and restate the Second Amended and Restated Trust Agreement, as amended by Amendment No. 1, in its entirety to become effective on and as of the Effective Date in accordance with Section 12.09;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree that the Second Amended and Restated Trust Agreement, as amended by Amendment No. 1, is hereby amended and restated to read in its entirety as set forth herein:

                                    ARTICLE I

                                     GENERAL

                  Section 1.01. Appointment of Wilmington Trust Company. Pursuant to the Original Trust Agreement, the Depositor appointed Wilmington Trust Company as Trustee of the Trust effective as of December 22, 1999, to have all the rights, powers and duties set forth therein and in the Act. Pursuant to the First Amended and Restated Trust Agreement, the Depositor and Wilmington Trust Company agreed that Wilmington Trust Company would continue to be the Trustee of the Trust. Pursuant to the Second Amended and Restated Trust Agreement, El Paso, all of the Certificateholders and Wilmington Trust Company agreed that Wilmington Trust Company would continue to be Trustee of the Trust. Pursuant to this Agreement, El Paso, all of the Certificateholders and Wilmington Trust Company agree that Wilmington Trust Company shall continue to be the Trustee of the Trust upon the terms and conditions set forth herein.

                  Section 1.02. Formation of the Trust. The Trust was formed and continued as a statutory business trust under and pursuant to the Act, the Original Trust Agreement and the Certificate of Trust of the Trust. It is the intention of the parties hereto that this Agreement amend, restate and supersede the Second Amended and Restated Trust Agreement, as amended by Amendment No. 1, and from and after the Effective Date, constitute the sole governing instrument of the Trust. All Persons owning or otherwise holding interests of beneficial ownership in the Trust shall own or otherwise hold such interests of beneficial ownership pursuant to the provisions of this Agreement.

                  Section 1.03. Name, Principal Office, and Name and Address of Trustee as Agent for Service of Process. The Trust shall continue to be conducted under the name "Limestone Electron Trust," in which name the Trust or the Trustee on behalf of the Trust shall enter into contracts and agreements with respect to the transactions contemplated hereby. The principal place of business and office of the Trust shall be c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration. The Trustee, who is hereby designated to accept service of process, shall continue to be Wilmington Trust Company and its current office is located at the address provided in the preceding sentence.

                  Section 1.04. Purpose and Powers. (a) The purpose of the Trust shall be limited to engaging in the following activities:

                  (i) entering into, complying with its obligations under, consummating the transactions and engaging in the activities contemplated by,
(A) the Participation Agreement, (B) the Chaparral LLC Agreement (including exercising its right to act as Managing Member of Chaparral in accordance with the Chaparral LLC Agreement), (C) the Indenture, (D) the Security Agreement, (E) the Remarketing Agreement, (F) this Agreement, (G) the Limestone Account Control Agreement dated as of March 27, 2000 among the Trust, United States Trust Company of New York, as indenture trustee, and Wilmington Trust Company, as securities intermediary, (H) the Closing Agreement, (I) the New Indenture, (J) the Dealer Manager Agreement and (K) any other Transaction Documents to which it is to be a party;

                  (ii) (A) entering into any document necessary or appropriate to commence and/or consummate the Exchange Offer and the transactions contemplated thereby (including, without limitation, the Closing Agreement and the Dealer Manager Agreement), (B) entering into any document necessary or appropriate to amend, supplement or modify any Transaction Document to which the Trust is a party or by which it is bound to the extent necessary or appropriate to commence and/or consummate the Exchange Offer and the transactions contemplated thereby and (C) undertaking any other action necessary or appropriate to enter into, proceed with, effect and/or consummate the Exchange Offer, in each case pursuant to the terms and conditions of the Offering Circular and Consent Solicitation Statement;

                  (iii) owning all the outstanding shares of the Co-Issuer, which shares shall be registered in the name of the Trust and held by the Trustee on behalf of the Trust;

                  (iv) issuing the El Paso Interest to El Paso;

                  (v) issuing the Original Certificates pursuant to the First Amended and Restated Trust Agreement, selling the Original Certificates, issuing the Subsequent Certificates pursuant to the Second Amended and Restated Trust Agreement and selling the Subsequent Certificates;

                  (vi) issuing, together with the Co-Issuer, (A) the Limestone Notes pursuant to the Indenture and selling the Limestone Notes and (B) the New Limestone Notes pursuant to the New Indenture in exchange for Limestone Notes;

                  (vii) assigning, granting, transferring, pledging, mortgaging and conveying the Trust Estate to the Indenture Trustee for the benefit of the holders of the Limestone Notes and holding, managing and distributing to the Certificateholders and the holder of the El Paso Interest any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture in accordance with this Agreement;

                  (viii) making payments to the Indenture Trustee for the benefit of the holders of the Limestone Notes pursuant to and in accordance with the Indenture, making payments to the New Indenture Trustee for the benefit of the holders of the New Limestone Notes pursuant to and in accordance with the New Indenture and this Agreement (after the repayment in full of the Outstanding Limestone Notes) and making distributions to the holders of the Limestone Certificates and the holder of the El Paso Interest pursuant to and in accordance with this Agreement;

                  (ix) notwithstanding any other provision hereof, repaying the principal amount of the Limestone Loan with a portion of the proceeds from the sale of the Limestone Notes and the Subsequent Certificates and paying all accrued interest on the Limestone Loan with the proceeds of a distribution from Chaparral, and discharging any obligations of the Trust under the Limestone Credit Agreement, the security documents related thereto and the Assignment and Assumption Agreement;

                  (x) (A) holding the Class A Member Interest and (B) upon (I) the repayment of all of the Limestone Notes on the Maturity Date with Cash contributed by the holder of the El Paso Interest pursuant to Section 3.03, (II) the redemption of all or any portion of the Limestone

Notes pursuant to Section 14.01(a)(ii)(A) or 15.01(c)(i) of the Indenture, (III) the redemption of all or any portion of the New Limestone Notes pursuant to
Section 14.01(a)(ii)(A) or 15.01(c)(i) of the New Indenture, or (IV) a payment by El Paso, as Guarantor, pursuant to Section 3.09 of the New Indenture, acquiring an Additional Class B Member Interest and being admitted to Chaparral as a Class B Member pursuant to Section 3.2(b)(iii) of the Chaparral LLC Agreement;

                  (xi) making an additional Cash Capital Contribution of $1,027,250,000 to Chaparral to increase the Class A Member's Capital Account by such amount;

                  (xii) receiving payments and other distributions from Chaparral with respect to the Class A Member Interest and any Additional Class B Member Interest;

                  (xiii) engaging in those activities that are necessary to accomplish the foregoing or are incidental thereto;

                  (xiv) subject to compliance with the Transaction Documents, engaging in such other activities as may be required in connection with conservation of the Trust Estate and making distributions to the Certificateholders and the holder of the El Paso Interest; and

                  (xv) executing and making, at the request of Chaparral, the Overfund Trustee or the holder of the El Paso Interest, but at no cost to the Trust, such filings and registrations, and taking such other actions, as may be reasonably necessary or appropriate under Applicable Law, Contractual Obligations to which the Trust is a party, or otherwise, to conduct the business of Chaparral or its subsidiaries or to transfer member interests in Chaparral or to comply with, or to consummate the transactions contemplated by, the Transaction Documents to which the Trust is a party.

                  (b) The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than (i) the activities described in clause (a) above or (ii) subject to the terms of this Agreement, as the Certificateholders and, where appropriate, the holder of the El Paso Interest, may from time to time direct.

                  Section 1.05. Claims Against the Trust. All Persons extending credit to, contracting with or having any claim against the Trust shall look only to the Trust for payment under such credit, contract or claim. None of the Trustee (including in its individual capacity), the Depositor, the Certificateholders, the holder of the El Paso Interest or any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

                  Section 1.06. Beneficial Ownership. The beneficial ownership interests in the Trust will be evidenced by (i) the Limestone Certificates issued on December 28, 1999 pursuant to the First Amended and Restated Trust Agreement and exchanged for new Limestone Certificates on March 27, 2000 pursuant to the Second Amended and Restated Trust Agreement, (ii) the Limestone Certificates issued in accordance with Article IV of the Second Amended and Restated Trust Agreement and (iii) the El Paso Interest issued on December 28, 1999 pursuant to the First Amended and Restated Trust Agreement, each of which shall constitute undivided beneficial interests in the Trust Estate, provided, that the rights of the holder of the El Paso Interest are limited as set forth in Sections 5.04 and 8.05.

                  Section 1.07. Certain Covenants Relating to the Separateness of the Trust. The Trust shall maintain its separate existence and, specifically, shall conduct its affairs in accordance with, and El Paso agrees that it will not take any actions in its dealings with the Trust that are inconsistent with, the following:

                  (a) The Trust shall: (i) maintain and prepare separate financial reports (if any) and financial statements (if any) in accordance with GAAP, showing its assets and liabilities separate and apart from those of any other Person (other than the Co-Issuer), and will not have its assets listed on the financial statement of any other Person (provided, however, that the Trust's assets may be included in a consolidated financial statement of the Certificateholders if inclusion on such consolidated financial statement is required to comply with the requirements of GAAP, but only if (a) such consolidated financial statement shall be appropriately footnoted to the effect that the Trust's assets are owned by the Trust and that they are being included on the consolidated financial statement of the Certificateholders solely to comply with the requirements of GAAP, and (b) such assets shall be listed on the Trust's own separate balance sheet); (ii) maintain its books, records and bank accounts separate from those of its Affiliates, any constituent party and any other Person; and (iii) not permit any Affiliate or constituent party (other than the Trustee in its capacity as Trustee) independent access to its bank accounts.

                  (b) The Trust shall not commingle or pool any of its funds or other assets with those of any Affiliate or constituent party or any other Person, and it shall, through the Trustee, hold all of its assets in its own name, except as provided in the Indenture.

                  (c) The Trust, through the Trustee, shall conduct its own business in its own name and shall not operate, or purport to operate, collectively as a single or consolidated business entity with respect to any Person (other than the Co-Issuer).

                  (d) The Trust shall, insofar as is consistent with commercial and business circumstances affecting its business and financial condition, remain solvent and pay its own debts, liabilities and expenses (including overhead expenses, if any) only out of its own assets as the same shall become due (other than, if at all, pursuant to Section 6.06 and except for certain legal fees, accounting fees and other out-of-pocket costs and expenses incurred by the Trust in connection with the formation, administration and activities of the Trust, which items may be paid by the holder of the El Paso Interest or an Affiliate of the holder of the El Paso Interest, and except for certain costs and liabilities of the Trust indemnified against by the holder of the El Paso Interest pursuant to the Transaction Documents) (provided, that this covenant shall not constitute a guaranty or "keep well" obligation by the Trustee, any administrator of or with respect to the Trust or any other Person in respect of the Trust or its debts, liabilities or expenses, or any financial or balance sheet condition or ratio of or relating to the Trust).

                  (e) The Trust has done, or caused to be done, and shall do, all things necessary to observe all Delaware statutory business trust formalities and other organizational formalities, and preserve its existence (subject to Article X and the other express provisions hereof), and it shall not, nor will it permit any Affiliate or constituent party to, amend, modify or otherwise change this Agreement in a manner which would adversely affect the existence of the Trust as a special purpose entity.

                  (f) The Trust shall not have any employees.

                  (g) The Trust does not, and shall not, (i) guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other Person or (ii) control the decisions or actions respecting the daily business or affairs of any other Person.

                  (h) The Trust shall, to the extent it utilizes stationery, invoices and checks, maintain and utilize separate stationery, invoices and checks bearing its own name.

                  (i) The Trust shall, at all times, hold itself out to the public as a legal entity separate and distinct from any other Person and shall correct any known misunderstanding regarding its separate identity.

                  (j) The Trust shall not identify itself as a division of any other Person.

                  (k) The Trust shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate, constituent party or any other Person, except as provided in the Indenture.

                  (l) The Trust shall not use its separate existence to abuse creditors or to perpetrate a fraud, injury, or injustice on creditors in violation of Applicable Law.

                  (m) The Trust shall not, in connection with the Transaction Documents, act with an intent to hinder, delay, or defraud any of its creditors in violation of Applicable Law.

                  (n) The Trust shall not be consensually merged or legally consolidated with any other Person (other than certain Affiliates for financial reporting and federal tax purposes), but without prejudice to the right to dissolve, liquidate or wind up in accordance with its Organizational Documents or Applicable Law.

                  (o) The Trust's ability to enter into transactions with Affiliates is limited only to transactions on an arms' length basis and on commercially reasonable terms (the parties hereto each agreeing that the Transaction Documents satisfy the aforementioned standard).

                  (p) The Trust shall not acquire Equity Interests of any Affiliate (except Chaparral and the Co-Issuer).

                  (q) The Trust shall not incur any Relevant Indebtedness other than any Relevant Indebtedness incurred in connection with or pursuant to the Transaction Documents.

                  (r) The Trust shall not make loans or advances to any Person, other than pursuant to Section 6.06 and except as permitted by the Transaction Documents.

                  (s) The issuance of the Limestone Certificates and the El Paso Interest to the Certificateholders and the holder of the El Paso Interest, respectively, was and is intended to be, and shall be accounted for on the books, records, and financial statements of the Trust, the Certificateholders and the holder of the El Paso Interest, as applicable, as the issuance of equity capital and not as a loan by the Certificateholders and the holder of the El Paso Interest, as applicable, to the Trust.

                  (t) The Trust shall make no transfer of its assets except in accordance with the Transaction Documents.

                  (u) The Trust shall not pledge its assets for the benefit of any Person, except pursuant to the Transaction Documents.

                  (v) The Trust shall not, nor will it permit any Affiliate or constituent party to, amend this Section 1.07 in a manner which would adversely affect the existence of the Trust as a special purpose entity.

                                   ARTICLE II

                                   DEFINITIONS

                  "Amendment No. 1" has the meaning set forth in the preliminary statements hereto.

                  "Available Funds" means, with respect to any Limestone Distribution Date, the aggregate amount of Cash on deposit in the Limestone Distribution Account or the Limestone Collection Account, as the case may be.

                  "Bankruptcy Action" has the meaning set forth in Section
10.01.

                  "Benefit Plan Investor" means a "benefit plan investor" as defined in the Plan Asset Regulations.

                  "Certificate Face Amount" means, with respect to each Limestone Certificate, the portion of the aggregate face amount of Limestone Certificates outstanding corresponding to such Limestone Certificate.

                  "Certificate of Trust" means the Certificate of Trust of the Trust filed under the Act with the Secretary of State on December 22, 1999, as such Certificate of Trust may be amended or restated from time to time.

                  "Certificate Purchase Option" has the meaning assigned to such term in Section 7.02(b).

                  "Certificate Record Date" has the meaning set forth in Section 6.03(d).

                  "Certificate Register" has the meaning set forth in Section 4.05(a).

                  "Certificate Registrar" has the meaning set forth in Section 4.05(a).

                  "Certificateholder" means, with respect to any date, the Person or Persons in whose name Limestone Certificates (other than Limestone Certificates that have been cancelled or deemed cancelled pursuant to Section 7.04) are registered in the Certificate Register.

                  "Competitor of El Paso" means any Person who conducts any significant operations in energy and energy related businesses, including businesses relating to Energy Assets, except for Persons whose primary business is banking, insurance, investment banking, investment management or other investing and financial services.

                  "Depositor" means El Paso, as depositor pursuant to the Original Trust Agreement.

                  "El Paso Interest" means the Class B beneficial ownership interest in the Trust issued and authenticated pursuant to the First Amended and Restated Trust Agreement.

                  "EP Purchase Option Deposit Amount" has the meaning set forth in Section 7.02(a).

                  "Equity Event Notice" has the meaning set forth in Section 6.07(g).

                  "First Amended and Restated Trust Agreement" has the meaning set forth in the preliminary statements hereto.

                  "Indemnified Trustee Person" has the meaning set forth in
Section 9.07.

                  "Limestone Certificate Purchase Right" has the meaning set forth in Section 7.02(a).

                  "Limestone Collection Account" has the meaning set forth in
Section 6.02.

                  "Limestone Distribution Account" has the meaning set forth in
Section 6.02.

                  "Limestone Distribution Date" means each Business Day on which there are Available Funds in the Limestone Distribution Account or the Limestone Collection Account; provided that after the satisfaction and discharge of the Indenture and the New Indenture, "Limestone Distribution Date" shall mean "Distribution Date" as defined in Annex A.

                  "Limestone Distribution Date Statement" has the meaning set forth in Section 6.05.

                  "Majority Certificateholders" means at any time
Certificateholders holding, collectively, Limestone Certificates evidencing more than 50% of the aggregate Certificate Face Amount of all Limestone Certificates outstanding. At any time when there are no Certificateholders, the holder of the El Paso Interest shall constitute the "Majority Certificateholders."

                  "Original Certificates" means the Limestone Certificates issued on December 28, 1999 pursuant to the First Amended and Restated Trust Agreement having an original Certificate Face Amount, in the aggregate, of $50,000,000.

                  "Operating Account" means Limestone's account (account number 49273-0) at Wilmington Trust Company.

                  "Periodic Filings" means any tax filings or submissions that the Trust is required to make with any Federal, state or local taxing authority or regulatory agency.

                  "Plan Asset Regulations" means the U.S. Department of Labor regulations at 29 C.F.R. Section 2510.3-101, as in effect from time to time.

                  "Proportionate Interest" at any time, means the proportion that each Certificateholder's Certificate Face Amount bears to the aggregate Certificate Face Amount of the Limestone Certificates.

                  "PTP Relevant Person" means each Tax Matters Representing Purchaser and each Indirect Tax Matters Representing Purchaser that, in each case, is able to make the representations described in clauses (B)(1) or (B)(2) of the definition of Tax Matters Representing Purchaser.

                  "Required Certificateholders" means at any time
Certificateholders holding, collectively, Limestone Certificates evidencing more than 25% of the aggregate Certificate Face Amount of all Limestone Certificates outstanding. At any time when there are no Certificateholders, the holder of the El Paso Interest shall constitute the "Required Certificateholders."

                  "Second Amended and Restated Trust Agreement" has the meaning set forth in the preliminary statements hereto.

                  "Secretary of State" means the office of the Secretary of State of the State of Delaware.

                  "Subsequent Certificates" means the $100,000,000 aggregate Certificate Face Amount of Limestone Certificates issued on the Closing Date pursuant to the Second Amended and Restated Trust Agreement.

                  "Tax Matters Representing Purchaser" means a Person that is able to represent that (A) it is acting for its own account and not as the nominee or agent of any other Person, (B) either (1) it is not a partnership, grantor trust, or S corporation for United States Federal income tax purposes (a "Flowthrough Entity"), (2) it is a Flowthrough Entity, but less than 50% of the assets of the Flowthrough Entity will be represented, directly or indirectly, by Limestone Certificates or (3) it is a Flowthrough Entity (x) whose nominal owners are able to make the representations in (A) and either (B)(1) or (B)(2) or, (y) to the extent that any of its direct or indirect nominal owners cannot make the representations in (B)(1) or (B)(2) and is itself a Flowthrough Entity (an "Upper Tier Flowthrough Entity"), the nominal owners of any such Upper Tier Flowthrough Entity are able to make the representations in (A) and either (B)(1) or

(B)(2) (each such nominal owner described in clause (3) that makes the representations in either (B)(1) or (B)(2), an "Indirect Tax Matters Representing Purchaser"), and (C) it has not acquired, and will not transfer any Limestone Certificates (or any derivative interest therein) on or through an established securities market within the meaning of Section 7704(b)(1) of the Code (and Treasury regulations thereunder).

                  "Trust" means the Delaware statutory business trust known as "Limestone Electron Trust" which was formed on December 22, 1999, under the Act pursuant to the Original Trust Agreement and the filing of the Certificate of Trust and continued pursuant to the First Amended and Restated Trust Agreement, the Second Amended and Restated Trust Agreement, as amended by Amendment No. 1, as amended and restated by this Agreement.

                  "Trust Estate" means all right, title and interest of the Trust in, to and under the Class A Member Interest, any Additional Class B Member Interest, any Transaction Document to which the Trust is a party (including all rights of the Trust to any amounts payable to the Trust under any Transaction Document) and any other property contributed to the Trust or otherwise acquired by the Trust, together with all distributions, payments, revenues, issues, profits or proceeds thereof and therefrom, and all appurtenances thereto.

                  "Trustee" means Wilmington Trust Company, not in its individual capacity but solely as a trustee hereunder, and any successor trustee appointed in accordance with Section 3807 of the Act and Section 9.05.

                  The rules of construction set forth in Annex A to the Participation Agreement shall apply to this Agreement as if set forth herein.

                                   ARTICLE III

                                  CONTRIBUTIONS

                  Section 3.01. Initial Contribution. On December 22, 1999, the Depositor assigned, transferred, conveyed and set over to the Trustee the sum of one dollar, which initial contribution shall constitute part of the Trust Estate.

                  Section 3.02. Contributions by the Certificateholders. (a) On December 28, 1999, Electron purchased the Original Certificates for $50,000,000, which contribution constituted (and shall continue to constitute) a part of the Trust Estate and was used by the Trust to make a Capital Contribution to Chaparral to increase the Class A Member's Capital Account by such amount.

                  (b) Each Certificateholder purchasing Subsequent Certificates, simultaneously with the delivery thereto of a Limestone Certificate issued by the Trust in accordance with the provisions of the Second Amended and Restated Trust Agreement, paid to the Trust or the account designated by the Trust an amount equal to the applicable Certificate Face Amount, which contribution on the Closing Date constituted a part of the Trust Estate and was used by the Trust to make an additional Capital Contribution to Chaparral to increase the Capital Account of the Trust, as Class A Member of Chaparral.

                  (c) Reserved.

                  (d) The Certificateholders may, at any time and from time to time, contribute Cash to the Trust for the purpose of causing an Optional Redemption of all or a portion of the Limestone Notes or, if such contribution occurs following a Limestone Note Trigger Event but prior to the Asset Remedy Standstill Expiration Date, a Mandatory Redemption of all of the Limestone Notes. The Trustee shall, immediately upon its receipt of any such contribution, irrevocably deposit such contribution into the Indenture Collection Account with the Indenture Trustee to cause (a) an Optional Redemption of all or a portion of the Limestone Notes pursuant to and in accordance with Section 14.01(a)(ii)(B) of the Indenture or (b) a Mandatory Redemption of all of the Limestone Notes pursuant to and in accordance with Section 15.01(c)(ii) of the Indenture.

                  Section 3.03. Contributions by the Holder of the El Paso Interest.

                  (a) The holder of the El Paso Interest may, at any time and from time to time, contribute Cash to the Trust for the purpose of causing
(x) an Optional Redemption of all or a portion of the Limestone Notes if no Limestone Note Trigger Event has occurred, (y) if such contribution occurs prior to the 120th day before the Maturity Date and no Limestone Note Trigger Event has occurred, the repayment of the Limestone Notes on the Maturity Date, or (z) if such contribution occurs following a Limestone Note Trigger Event but prior to the Asset Remedy Standstill Expiration Date, a Mandatory Redemption of all of the Limestone Notes. Simultaneously with such contribution, if made prior to the occurrence of a Limestone Note Trigger Event, the holder of the El Paso Interest shall notify the Trustee and the Indenture Trustee in writing as to the purpose to which such contribution is to be applied. The Trustee shall, immediately upon its receipt of any such contribution, irrevocably deposit such contribution into the Indenture Collection Account with the Indenture Trustee to cause (in accordance with the notice received from the holder of the El Paso Interest, if such contribution is received prior to the occurrence of a Limestone Note Trigger Event) (a) an Optional Redemption of all or a portion of the Limestone Notes pursuant to and in accordance with Section 14.01(a)(ii)(A) of the Indenture, (b) repayment of the Limestone Notes on the Maturity Date in accordance with Section 5.04(b) of the Indenture or (c) a Mandatory Redemption of all of the Limestone Notes pursuant to and in accordance with Section 15.01(c)(i) of the Indenture.

                  (b) If any proceeds from the Asset Remedy, any Asset Disposition or asset sales (in connection with an enforcement proceeding following a judgment against the Issuers) are distributed to the New Noteholders pursuant to Section 5.04 of the New Indenture, the holder of the El Paso Interest shall, no later than the earlier of (x) 12:00 noon New York City time on the 10th Business Day following the repayment in full of the New Limestone Notes and (y) the occurrence of an "Event of Default" described in Section 7.1(e) of the June 11 Agreement with respect to El Paso, regardless of whether notice is given by the Trustee under Section 6.07(f), contribute Cash to the Trust for deposit into the Limestone Distribution Account in an amount equal to the lesser of (i) the amount of such proceeds used to repay the New Limestone Notes and (ii) the Certificate Purchase Amount as of such date (net of any funds or the proceeds of the sale of any investments then held for the benefit of the Limestone Certificateholders in the Limestone Distribution Account, Limestone Collection Account or, to the extent such amounts are available for distribution by the Indenture Trustee to Limestone for the benefit of the Limestone Certificateholders under the Indenture, the Indenture Accounts).

                  (c) Any payments by El Paso, as Guarantor, pursuant to
Section 3.09 of the New Indenture shall be deemed to constitute a contribution by the holder of the El Paso Interest of Cash to the Trust in respect of the El Paso Interest in the amount of such payment.

                  Section 3.04. Holding of the Trust Estate. In furtherance of Sections 1.01 and 1.02, the Trustee hereby declares and agrees that it will hold all estate, right, title and interest in and to the Trust Estate until this Agreement terminates pursuant to the terms of this Agreement, in trust under and subject to the conditions and agreements hereinafter set forth, for the use and benefit of the Certificateholders from time to time and the holder of the El Paso Interest.

                  Section 3.05. Limitation on the Liability of the Depositor and the Certificateholders. None of the Depositor, any Certificateholder or the holder of the El Paso Interest shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of its being the Depositor, a Certificateholder or the holder of the El Paso Interest, nor shall the Depositor, any Certificateholder or the holder of the El Paso Interest, by reason of its status as such, be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the property, liabilities or affairs of the Trust.

                                   ARTICLE IV

                           THE LIMESTONE CERTIFICATES

                  Section 4.01. Ownership. (a) On December 28, 1999, the Trust issued (i) the Original Certificates to Electron and (ii) the El Paso Interest to El Paso, in accordance with the First Amended and Restated Trust Agreement.

                  (b) On the Closing Date, the Trust issued the Subsequent Certificates to Electron in accordance with the Second Amended and Restated Trust Agreement.

                  (c) The holders of the Limestone Certificates and the holder of the El Paso Interest are the beneficiaries and beneficial owners (within the meaning of the Act) of the Trust. All outstanding Limestone Certificates shall share pari passu in the Trust Estate to the extent set forth herein and any payments distributable to the Certificateholders therefrom, each in accordance with its Proportionate Interest.

                  Section 4.02. Reserved.

                  Section 4.03. Form of Certificates; Denominations; Yield. The Limestone Certificates shall be offered and sold in their initial distribution to a number of institutions that are Qualified Purchasers that make the representations set forth in Exhibit C hereto, in transactions exempt from registration under the Securities Act, and shall be issued in definitive fully registered form, without interest coupons, in substantially the form attached as Exhibit A hereto, with such applicable legends as are provided for in Exhibit A. The Limestone Certificates shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Limestone Certificates shall be executed on behalf of the Trust by manual or facsimile signature of any authorized signatory of the Trustee having such authority. Limestone Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Limestone Certificates. The Limestone Certificates shall accrue yield as set forth in each such Limestone Certificate.

                  Section 4.04. Execution of Certificates. No Limestone Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless such certificate is executed by the Trustee, by manual or facsimile signature. All Limestone Certificates shall be dated the date of their execution. The Original Certificates and the Subsequent Certificates shall be treated as a single class for all purposes under this Agreement, including, without limitation, with respect to waivers, amendments, redemptions and offers to purchase.

                  Section 4.05. Registration of Issuance, Transfer and Exchange of Limestone Certificates. (a) The Certificate Registrar shall maintain, or cause to be maintained, at the office or agency maintained pursuant to Section 4.09, a certificate register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Limestone Certificates and of transfers and exchanges of Limestone Certificates as provided in this Agreement. Pursuant to the Second Amended and Restated Trust Agreement, Wilmington Trust Company was appointed "Certificate Registrar" for the purpose of registering Limestone Certificates and transfers and exchanges of Limestone Certificates as provided in this Agreement.

                  (b) Upon surrender for registration of transfer of any Limestone Certificate at the office or agency maintained pursuant to Section 4.09, the Trustee, on behalf of the Trust, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Limestone Certificates in authorized denominations of a like Certificate Face Amount dated the date of execution by the Trustee, subject to the applicable restrictions on transfer set forth herein. At the option of a Certificateholder, the Limestone Certificates may be exchanged for other Limestone Certificates in authorized denominations of a like Certificate Face Amount upon surrender of the Limestone Certificates to be exchanged at the office or agency maintained pursuant to
Section 4.09.

                  (c) Every Limestone Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder or its attorney duly authorized in writing, including the representations set forth in Section 4.12. Each Limestone Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with its customary practice.

                  (d) No service charge shall be made for any registration of transfer or exchange of Limestone Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax (other than income taxes) or governmental charge that may be imposed in connection with any transfer or exchange of Limestone Certificates.

                  (e) Each Limestone Certificate shall be subject to the restrictions on transfer provided in the applicable legends required to be set forth in the face of each Limestone Certificate pursuant to Exhibit A hereto. Whenever any Limestone Certificate is presented or surrendered to the Trustee for registration of transfer or for exchange for a Limestone Certificate registered in a name other than that of the Certificateholder, such Limestone Certificate must be accompanied by, and each proposed transferee, as a condition to the issuance to such transferee by the Trust of any Limestone Certificate, shall deliver to the Trustee (A) an appropriately completed certificate of the proposed transferee (an "Investment Certificate") substantially in the form set forth in Exhibit C hereto to stating, among other things, (1) that such proposed transferee is (x) a Qualified Purchaser that has acquired the Limestone Certificates in compliance with the restrictions on transfer provided in the applicable legends required to be set forth on the face of each Limestone Certificate and (y) a Tax Matters Representing Purchaser, (2) that the representations set forth in Section 4.12 are true and correct with respect to such proposed transferee, (3) whether the proposed transferee is (x) a Benefit Plan Investor (and/or if such proposed transferee is an insurance company and it is using assets of its general account to acquire such Limestone Certificates, the proportion of its general account that constitutes plan assets for purposes of the determination described in clause (A) of paragraph (f) below) and/or (y) a Person who has discretionary authority or control with respect to the assets of the Trust or provides investment advice with respect to such assets for a fee (direct or indirect) or an Affiliate of any such Person and (4) if the proposed transferee is a Benefit Plan Investor subject to ERISA and/or Section 4975 of the Code, that the transfer will not result in a non-exempt prohibited transaction within the meaning of Section 406 or 407 of ERISA or Section 4975 of the Code, and (B) a completed Tax Information Schedule (in the form attached to the Investment Certificate) for itself and each of its direct or indirect nominal owners that are Indirect Tax Matters Representing Purchasers. The Trustee shall forward a copy of each Investment Certificate to the Depositor for its records.

                  (f) No transfer of a Limestone Certificate shall be effective, and the Trustee will not recognize any such transfer if, immediately after giving effect to such transfer, (A) Limestone Certificates corresponding to 25% or more (as determined under the Plan Asset Regulations) of (i) the aggregate face amount of Limestone Certificates outstanding and (ii) any other beneficial ownership interest in the Trust would be held by Benefit Plan Investors or (B) there would be more than 99 PTP Relevant Persons. For purposes of making the determination in clause (A) of the immediately preceding sentence, Limestone Certificates held by or for the benefit of any Person (other than a Benefit Plan Investor) that has discretionary authority or control over the assets of the Trust or that provides investment advice for a fee (direct or indirect) with respect to such assets, or an Affiliate of any such Person, shall be disregarded.

                  (g) Unless and until (i) a Limestone Note Trigger Event has occurred, (ii) a Specified Equity Event has occurred or (iii) the Earn-Out Period Commencement Date has occurred, no Limestone Certificate may be transferred (except in connection with the exercise of the Limestone Certificate Purchase Right or the Certificate Purchase Option hereunder or the Purchase Option under the Chaparral LLC Agreement) unless the transferor provides the Trustee with a certificate of transfer stating that (x) the transferee is not a Competitor of El Paso or (y) the consent of El Paso to such transfer has been obtained.

                  (h) If the holder of the El Paso Interest or its designee or assignee has given notice of the exercise of its rights under Section 7.02(a) or
(b) and has duly made the deposit of the EP Purchase Option Deposit Amount referred to in Section 7.02, no transfer of a Limestone Certificate shall be effective, and the Trustee shall not recognize any such transfer, unless the holder of the El Paso Interest shall have given prior written consent to such transfer.

                  (i) Notwithstanding anything contained herein to the contrary, the Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the PUHCA, the FPA, the Securities Act, the Exchange Act, applicable state securities law or the Investment Company Act; provided, however, that if a certificate is specifically required to be delivered by the Trustee by a purchaser or a transferee of a Limestone Certificate, the Trustee shall be obligated to examine such certificate to determine whether it conforms to the requirements of this Agreement.

                  Section 4.06. Mutilated, Destroyed, Lost or Stolen Certificates. In case any Limestone Certificate becomes mutilated or defaced or lost, destroyed or stolen, then on the terms herein set forth, and not otherwise, the Trustee on behalf of the Trust shall execute, authenticate and deliver to the registered Certificateholder a new Limestone Certificate of like tenor and date, and bearing such identifying number or designation as the Trustee may determine, in exchange and substitution for, and upon cancellation of, the mutilated or defaced Limestone Certificate, or in lieu of and in substitution for the same if lost, destroyed or stolen. The applicant for a new Limestone Certificate pursuant to this Section 4.06 shall, in the case of any mutilated or defaced Limestone Certificate, surrender such Limestone Certificate to the Trustee and furnish to the Trustee, in the case of any lost, destroyed or stolen Limestone Certificate, evidence satisfactory to the Trustee of such loss, destruction or theft and, in each case, evidence satisfactory to the Trustee of the ownership and authenticity of such Limestone Certificate and shall pay all expenses and charges of such substitution and furnish such security or indemnity as may be reasonably required by the Trustee to indemnify and defend and save the Trustee and the Trust harmless (provided, that the unsecured agreement of indemnity of any Certificateholder shall be deemed satisfactory, it being understood, that the Trustee may reasonably request information necessary to establish that any such holder is a Qualified Purchaser). Any defaced or mutilated Limestone Certificate shall be destroyed by the Trustee, or retained in accordance with its standard retention policy, upon delivery by it of a new Limestone Certificate to the Certificateholder.

                  Section 4.07. Persons Deemed Owners. Prior to due presentation of a Limestone Certificate for registration of transfer, the Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name any Limestone Certificate is registered as the owner of such Limestone Certificate for the purpose of receiving distributions pursuant to Section 6.03 and for all other purposes whatsoever, and neither the Trustee, the Certificate Registrar, nor any agent of the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

                  Section 4.08. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to each Certificateholder or the holder of the El Paso Interest, within 15 days after receipt by the Trustee of a written request therefor from such Certificateholder or the holder of the El Paso Interest, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent practicable date. Every Certificateholder, by receiving and holding a Limestone Certificate, agrees that neither the Trustee nor any agent thereof, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.

                  Section 4.09. Maintenance of Office or Agency. The Trustee shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where Limestone Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Limestone Certificates and the Transaction Documents may be served. The Trustee initially designates Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 as its principal corporate trust office for such purposes. The Trustee shall give prompt written notice to the Certificateholders and the holder of the El Paso Interest of any change in the location of the Certificate Register or any such office of agency.

                  Section 4.10. Limestone Certificates Held by El Paso. For the purposes of determining whether the Certificateholders of the requisite Certificate Face Amount have taken any action authorized by this Agreement with respect to the giving of instruction, consents or approvals or with respect to any other matter, any Limestone Certificates actually known by a Responsible Officer of the Trustee to be directly or indirectly owned by El Paso or any of its Affiliates shall be disregarded and deemed not to be outstanding, unless El Paso is the sole Certificateholder.

                  Section 4.11. ERISA Information For purposes of the determination described in Section 4.05(f)(A), each Certificateholder that is an insurance company will be required to promptly provide a written statement to the Trustee setting forth (a) the then current proportion of its general account that constitutes such plan assets and (b) other relevant information, in each case, at any time requested by the Trustee in connection with a proposed transfer or exchange of any Limestone Certificate and/or any proposed transfer or exchange of any other beneficial ownership interest in the Trust. If so requested by any Certificateholder or the holder of the El Paso Interest, the Trustee shall request the statements referred to in the preceding sentence. Promptly upon its receipt of any statement described in the second sentence of this Section 4.11 or any Investment Certificate, the Trustee shall provide a complete copy of such statement or certificate to the person making such request and the Depositor.

                  Section 4.12. FERC Information. Each Certificateholder and any transferee thereof will be required to provide a written statement to the Trustee representing that:

                  (a) it is not in the business of producing, transmitting or selling electric power;

                  (b) its principal business is other than that of a "public utility" as that term is defined by Section 201 of the FPA and the orders of the FERC interpreting such section; and

                  (c) it is not a "holding company" as that term is defined by
Section 2 of the PUHCA.

                                    ARTICLE V

                              THE EL PASO INTEREST

                  Section 5.01. The El Paso Interest. The El Paso Interest represents an undivided, beneficial ownership interest in the Trust Estate; provided, that the rights of the holder of the El Paso Interest are limited as set forth in Sections 1.06, 5.04 and 8.05.

                  Section 5.02. Execution of El Paso Interest. On December 28, 1999, the Trustee issued and authenticated the El Paso Interest on behalf of the Trust and delivered the certificate evidencing the El Paso Interest to El Paso.

                  Section 5.03. Transfer of El Paso Interest. The holder of the El Paso Interest may not transfer or otherwise dispose of the El Paso Interest without the consent of the Majority Certificateholders, except that no such consent shall be required in connection with the transfer to a designee with respect to, or an assignee of, the Limestone Certificate Purchase Right or the Certificate Purchase Option. Each transferee of the El Paso Interest shall deliver to the Trustee an appropriately completed certificate of the proposed transferee substantially in the form set forth in Exhibit C (or in the case of any transferee who is an Affiliate of El Paso, Exhibit B) hereto.

                  Section 5.04. Rights of Holder of El Paso Interest. (a) Until the cancellation of all Limestone Certificates outstanding pursuant to Section 7.04, the El Paso Interest shall entitle the holder thereof only to the specific voting rights set forth in Section 8.05 and to the Limestone Certificate Purchase Right and the Certificate Purchase Option (and, in each case, rights of designation and assignment with respect thereto), the other rights set forth in
Section 3.03, Section 8.05 and Article VII, and the right to receive distributions in the circumstances set forth in Sections 5.04(b) and 5.04(c). Notwithstanding the foregoing, the holder of the El Paso Interest shall have the right to direct the Trustee to take any action required to be taken by Limestone for El Paso to comply with El Paso's obligations under Section 5.1 of the Participation Agreement. The holder of the El Paso Interest agrees to provide the indemnities and defenses and pay the costs and expenses described in Sections 9.07, 9.08 and 9.09.

                  (b) Immediately upon the cancellation or deemed cancellation of all Limestone Certificates outstanding pursuant to Section 7.04, but not before, the El Paso Interest shall be entitled to distributions from the Trust as provided in Sections 6.03(a)(iv), 6.04(c)(v) and 10.01.

                  (c) Once (i) the holder of the El Paso Interest makes a contribution pursuant to Section 3.03(a) and, as a result thereof, all or a portion of the Limestone Notes have been repaid or redeemed pursuant to the Indenture or (ii) the holder of the El Paso Interest is deemed to make a contribution pursuant to Section 3.03(c) and all or a portion of the New Limestone Notes have been repaid or redeemed pursuant to the New Indenture, the El Paso Interest shall entitle the holder to the right to receive all allocations and distributions to which the Additional Class B Member Interest held by the Trust (pursuant to Section 3.2(b)(iii) of the Chaparral LLC Agreement) is entitled under the Chaparral LLC Agreement; provided that no such distribution shall be made to the holder of the El Paso Interest prior to the cancellation or deemed cancellation of the Limestone Certificates pursuant to
Section 7.04.

                                   ARTICLE VI

                           COLLECTIONS; DISTRIBUTIONS

                  Section 6.01. Payments From Trust Estate. All payments to be made by the Trustee on behalf of the Trust or otherwise under this Agreement or any of the documents to which the Trust is a party shall be made only from the income and proceeds of the Trust Estate or, in the event that the holder of the El Paso Interest shall have made a contribution pursuant to Section 3.03 or the Limestone Certificate Purchase Right or the Certificate Purchase Option shall have been exercised by the holder of the El Paso Interest or its designee or transferee, from the funds deposited with the Trustee in connection with such contribution or exercise and only to the extent that the Trust shall have received income or proceeds from the Trust Estate, or such deposit of a contribution under Section 3.03 or the EP Purchase Option Deposit Amount, respectively, as aforesaid, to make such payments in accordance with the terms hereof.

                  Section 6.02. Establishment of Limestone Distribution Account and Limestone Collection Account. (a)(i) The Securities Intermediary hereby acknowledges and agrees that it has established, on the books and records of its office in Delaware, the "Limestone Distribution Account" and the "Limestone Collection Account" in the name of the Trust, each of which are under the "control" (as defined in Sections 8-106 and 9-106 of the Delaware UCC) of the Trust. In addition, the Securities Intermediary hereby agrees that (A) each of the Limestone Distribution Account and the Limestone Collection Account is and shall be maintained by the Securities Intermediary as, a "securities account" (within the meaning of Section 8-501 of the Delaware UCC), (B) the "securities intermediary's jurisdiction" (within the meaning of Article 8 of the Delaware
UCC) of the Securities Intermediary is the State of Delaware, (C) all cash and other property in each of the Limestone Distribution Account and the Limestone Collection Account will be treated by the Securities Intermediary as a "financial asset" (as defined in Section 8-102(a)(9) of the Delaware UCC) for the purposes of Article 8 of the Delaware UCC, (D) the "entitlement holder" (as such term is defined in Section 8-102(a)(7) of the Delaware UCC) for the purposes of Article 8 of the Delaware UCC shall be the Trust, and (E) the Securities Intermediary shall act as a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the Delaware UCC) in maintaining the Limestone Distribution Account and the Limestone Collection Account and shall credit to each of the Limestone Distribution Account and the Limestone Collection Account each financial asset to be held in or credited to each of the Limestone Distribution Account and the Limestone Collection Account pursuant to this Agreement. To the extent, if any, that the Trust is deemed to hold directly, as opposed to having a security entitlement in, any financial asset held by the Securities Intermediary for the Trust, the

Securities Intermediary hereby agrees that it is holding such financial asset as the agent of the Trust and hereby expressly acknowledges and agrees that it has received notification of the Trust's security interest in such financial asset and that it is holding possession of such financial asset for the benefit of the Trust.

                           (ii) Each of the Limestone Distribution Account and the Limestone Collection Account shall remain at all times with a securities intermediary (within the meaning of Section 8-102(a)(14) of the Delaware UCC) having a combined capital and surplus of at least $150,000,000 and having a long-term debt rating of at least "A3" by Moody's and at least "A-" by S&P or otherwise acceptable to such rating agencies. The Securities Intermediary shall give notice to the Trust of the location of the Limestone Distribution Account and the Limestone Collection Account and of any change thereof (provided that, subject to Section 9.10, no such change shall be made without the prior approval of the Trust), prior to the use thereof. Any income received by the Trust with respect to the balance from time to time on deposit in each of the Limestone Distribution Account and the Limestone Collection Account, including any interest or capital gains on investments in overnight securities made with amounts on deposit in each of the Limestone Distribution Account and the Limestone Collection Account, shall be credited to the Limestone Distribution Account or the Limestone Collection Account, as applicable. All right, title and interest in and to the cash amounts on deposit from time to time in each of the Limestone Distribution Account and the Limestone Collection Account together with any investments in overnight securities from time to time made pursuant to this Article VI shall constitute part of the Trust Estate and shall be held for the benefit of the Trust as its interests shall appear hereunder and shall not constitute payment of any obligations to which such funds are provided hereunder to be applied until applied thereto as hereinafter provided.

                           (iii) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Limestone Distribution Account or the Limestone Collection Account, or any "financial asset" (as defined in Section 8-102(a)(9) of the Delaware UCC) credited thereto, or any "securities entitlement" (as defined in Section 8-102(a)(17) of the Delaware UCC) with respect thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trust. The financial assets (as defined in Section 8-102(a)(9) of the Delaware UCC) or any "securities entitlement" (as defined in Section 8-102(a)(17) of the Delaware UCC) with respect thereto, standing to the credit of the Limestone Distribution Account and the Limestone Collection Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Trust (except the face amount of any checks which have been credited to any of the Limestone Distribution Account or the Limestone Collection Account but are subsequently returned unpaid because of uncollected or insufficient funds).

                           (iv) There are no other agreements entered into between the Securities Intermediary and the Trust with respect to the Limestone Distribution Account and the Limestone Collection Account. In the event of any conflict between this Section 6.02(a) (or any portion thereof), any other provision of this Agreement or any other agreement now existing or hereafter entered into, the terms of this Section 6.02(a) shall prevail.

                           (v) The Trustee shall make or direct the Securities Intermediary to make, to the extent required or authorized hereunder, withdrawals from each of the Limestone Distribution Account and the Limestone Collection Account: (i) to withdraw any amount deposited in each of the Limestone Distribution Account and the Limestone Collection Account and not required to be deposited therein; (ii) to make required payments to the parties entitled thereto pursuant to Sections 6.03 and 6.04; and (iii) to clear and terminate each of the Limestone Distribution Account and the Limestone Collection Account pursuant to
         Article X.

                  (b) Unless otherwise instructed by the holder of the El Paso Interest pursuant to Section 8.05(c) prior to the occurrence of an El Paso Debt Obligation Repayment Event, the Trustee shall invest all funds deposited in the Limestone Distribution Account (which shall be funds received from (i) the Indenture Trustee pursuant to the Indenture, (ii) the New Indenture Trustee pursuant to the New Indenture, (iii) El Paso pursuant to the Tax Indemnification Agreement, (iv) Chaparral in respect of any Special Class A Tax Distribution pursuant to Section 5.1(c) of the Chaparral LLC Agreement, (v) the holder of the El Paso Interest or its designee or assignee pursuant to Section 7.02, (vi) Chaparral in respect of the Additional Class B Member Interest, if any, held by the Trust, (vii) the Remarketing Agents, El Paso or the Share Trust pursuant to the Remarketing Agreement following the payment in full of the Limestone Notes,
(viii) the holder of the El Paso Interest pursuant to Section 3.03(b), (ix) the Overfund Trust pursuant to Section 5.5(b) of the Participation Agreement upon and after the discharge of the Indenture and (x) the Share Trust in respect of any Redemption Proceeds pursuant to Section 4.03(a) of the Share Trust Agreement following the payment in full of the Limestone Notes) in Financial Investments consisting of overnight repurchase obligations for underlying securities of the type described in clause (b) of the definition of Financial Investments that are otherwise consistent with Financial Investments described in clause (d) of the definition thereof until withdrawn in accordance with this Agreement. Only the Trustee, on behalf of and for the benefit of the Trust, shall be entitled to withdraw funds from the Limestone Distribution Account and only the Trustee shall be an authorized signatory on the Limestone Distribution Account. The Trustee shall withdraw funds from the Limestone Distribution Account only pursuant to and in accordance with this Agreement.

                  (c) Unless otherwise instructed by the holder of the El Paso Interest pursuant to Section 8.05(c) prior to the occurrence of an El Paso Debt Obligation Repayment Event, the Trustee shall invest all funds deposited in the Limestone Collection Account (which shall be funds received from (i) Electron in respect of the Subsequent Certificates on the Closing Date, (ii) Chaparral in respect of the Class A Member Interest (including in respect of any Additional Financing Costs, any proceeds of the Asset Remedy, any proceeds of an Asset Disposition or any proceeds of an asset sale (in connection with an enforcement proceeding following a judgment against the Issuers) distributed to the holder of the Class A Member Interest) other than any Special Class A Tax Distribution,
(iii) the Primary Class B Member or its designee or assignee, as Electing Purchasers pursuant to Section 11.2 of the Chaparral LLC Agreement, (iv) Chaparral pursuant to Section 11.1 of the Chaparral LLC Agreement, (v) the Certificateholders pursuant to Section 3.02(d), and (vi) the holder of the El Paso Interest pursuant to Section 3.03(a)) in Financial Investments consisting of overnight repurchase obligations for underlying securities of the type described in clause (b) of the definition of Financial Investments that are otherwise consistent with Financial Investments described in clause (d) of the definition thereof until withdrawn in accordance with this Agreement. Only the Trustee, on behalf of and for the benefit of the Trust, shall be entitled to withdraw funds from the Limestone Collection Account and only the Trustee shall be an authorized signatory on the Limestone Collection Account. The Trustee shall withdraw funds from the Limestone Collection Account only pursuant to and in accordance with this Agreement.

                  (d) If on any Limestone Distribution Date the Trustee ascertains that the Available Funds in the Limestone Distribution Account or the Limestone Collection Account, as applicable, are then insufficient to pay in full the amount required to be paid from the Limestone Distribution Account or the Limestone Collection Account, as applicable, then, if any investments are held in the Limestone Distribution Account and/or the Limestone Collection Account, as applicable, the Trustee shall sell or otherwise liquidate all or such portion of such investments as is necessary to pay in full the required amount. If at any time the Trustee is required to certify as to the Available Funds in the Limestone Distribution Account and the Limestone Collection Account in connection with the calculation of the Share Trust Amount (including any certification pursuant to Section 6.07(c)), then the Trustee shall liquidate the investments, if any, then held in the Limestone Distribution Account or Limestone Collection Account up to an amount that, in the aggregate with all other funds then held in the Limestone Distribution Account and Limestone Collection Account, shall cause the Share Trust Amount to equal zero.

                  Section 6.03. Distributions from the Limestone Distribution Account. The Trustee shall direct the Securities Intermediary to withdraw and distribute all Available Funds held in the Limestone Distribution Account pursuant to and in accordance with this Section 6.03.

                  (a) To the extent funds are received by the Trust on or prior to 12:00 noon (New York City time) on any Limestone Distribution Date, then, on or before 2:00 p.m. New York City time on such date, the Trustee, on behalf of and for the benefit of the Trust, shall distribute or cause to be distributed all Available Funds (other than funds received as a result of a distribution or payment described in Section 6.03(b) and without duplication of payments made under Section 6.04) then on deposit in the Limestone Distribution Account in the following order of priority, with the amount of each such distribution (and the components thereof) being determined by the Trustee and set forth in the related Limestone Distribution Date Statement:

                           (i) first, pro rata to the Certificateholders, the accrued and unpaid Limestone Certificate Yield then due and payable in respect of the Limestone Certificates held by such Certificateholders and accrued and unpaid Default Yield with respect to any overdue payment of Limestone Certificate Yield, if any;

                           (ii) second, pro rata to the Certificateholders, all amounts the Trust is entitled to receive in respect of the Class A Member Interest or, when the EP Purchase Option Deposit Amount has been paid under Section 7.02, an amount equal to the EP Purchase Option Deposit Amount (in each case less any amounts distributed in accordance with priority first above);

                           (iii) third, until the cancellation or deemed cancellation of all Limestone Certificates pursuant to Section 7.04, any amounts remaining in the Limestone

         Distribution Account to be invested in Financial Investments; provided that if an El Paso Debt Obligation Repayment Event has occurred, such amounts shall be invested in Financial Investments other than El Paso Debt Obligations and commercial paper issued by El Paso; and

                           (iv) fourth, following the cancellation or deemed cancellation of all Limestone Certificates pursuant to Section 7.04, to the holder of the El Paso Interest, any remainder.

                  (b) (i) If Chaparral makes a Special Class A Tax
Distribution pursuant to Section 5.1(c) of the Chaparral LLC Agreement, (ii) El Paso makes any payments pursuant to the Tax Indemnification Agreement, (iii) the Trust receives any payment in respect of the Share Trust Amount from any of the Indenture Trustee, the Share Trust, the Remarketing Agents or El Paso, or (iv) the Trust receives any payment from the holder of the El Paso Interest pursuant to Section 3.03(b), in each case, to the extent funds are received by the Trust on or prior to 12:00 noon New York City time on any such date, on or before 2:00 p.m. New York City time on such date, the Trustee, on behalf of and for the benefit of the Trust, shall distribute or cause to be distributed all Available Funds then on deposit in the Limestone Distribution Account to the Certificateholders (in the case of amounts described in clauses (iii) or (iv), on a pro rata basis and first to the payment of yield as described in Section 6.03(a)(i)), with the amount of each such distribution (and the components thereof) being determined by the Trustee and set forth in the related Limestone Distribution Date Statement.

                  (c) Each Certificateholder shall be deemed to agree, by its acceptance of a Limestone Certificate, that it shall promptly remit to the Trustee for payment in accordance with this Section 6.03 any excess payment it has received.

                  (d) All payments made to the Certificateholders on any Limestone Distribution Date shall be made to the Certificateholders of record as of the close of business on the last Business Day of the calendar month immediately preceding such Limestone Distribution Date (the "Certificate Record Date").

                  (e) The Certificateholders shall be entitled to receive distributions hereunder on any Limestone Distribution Date or on such other date as provided for in Section 6.03(b), by wire transfer to the account specified in writing by the applicable Certificateholder to the Trustee. In each case, the account must be specified in writing no later than the Certificate Record Date for the Limestone Distribution Date on which wire transfers will commence.

                  Section 6.04. Distributions from the Limestone Collection Account. The Trustee shall direct the Securities Intermediary to withdraw and distribute all Available Funds on deposit from time to time in the Limestone Collection Account pursuant to and in accordance with this Section 6.04.

                  (a) To the extent funds are received by the Trust on or prior to 12:00 noon New York City time, on any Limestone Distribution Date prior to the date upon which the Limestone Notes are repaid in full, then, on or before 2:00 p.m. New York City time on such date, the Trustee, on behalf of and for the benefit of the Trust, shall distribute or cause to be distributed all Available Funds then on deposit in the Limestone Collection Account to the Indenture Trustee for deposit into the Indenture Collection Account.

                  (b) Following the repayment in full of the Outstanding Limestone Notes, but prior to the repayment in full of the New Limestone Notes, to the extent funds are received by the Trust on or prior to 12:00 noon New York City time, on any Limestone Distribution Date, then, on or before 2:00 p.m. New York City time on such date, the Trustee, on behalf of and for the benefit of the Trust, shall distribute or cause to be distributed all Available Funds then on deposit in the Limestone Collection Account to the New Indenture Trustee for deposit into the New Notes Account.

                  (c) Following the repayment in full of the Outstanding Limestone Notes and the New Limestone Notes, to the extent funds are received by the Trust on or prior to 12:00 noon New York City time on any Limestone Distribution Date, then, on or before 2:00 p.m. New York City time on such date, the Trustee, on behalf of and for the benefit of the Trust, shall distribute all Available Funds then on deposit in the Limestone Collection Account in the following order of priority, with the amount of each such distribution (and the components thereof) being determined by the Trustee and set forth in the related Limestone Distribution Date Statement:

                  (i) first, pro rata to the Certificateholders, the accrued and unpaid Limestone Certificate Yield then due and payable in respect of the Limestone Certificates held by such Certificateholders and accrued and unpaid Default Yield, if any;

                  (ii) second, pro rata to the Certificateholders, all amounts the Trust is entitled to receive in respect of the Class A Member Interest (less any amounts distributed in accordance with priority first above);

                  (iii) third, to the Trustee for the payment of Administrative Expenses;

                  (iv) fourth, until the cancellation or deemed cancellation of all Limestone Certificates pursuant to Section 7.04, any amounts remaining in the Limestone Collection Account to be invested in Financial Investments; provided that if an El Paso Debt Obligation Repayment Event has occurred, such amounts shall be invested in Financial Investments other than El Paso Debt Obligations and commercial paper issued by El Paso; and

                  (v) fifth, following the cancellation or deemed cancellation of all Limestone Certificates pursuant to Section 7.04, to the holder of the El Paso Interest, any remainder.

                  Section 6.05. Limestone Distribution Date Statements. On each Limestone Distribution Date, the Trustee shall prepare and deliver to the Certificateholders and the holder of the El Paso Interest a statement (the "Limestone Distribution Date Statement") setting forth for the period since the preceding Limestone Distribution Date, as applicable (i) the amount, nature and origin of all income, proceeds, payments and collections received in the Limestone Distribution Account or the Limestone Collection Account, as applicable, and (ii) the amounts to be paid or distributed pursuant to Section 6.03(a) or (b) or Section 6.04(a), (b) or (c).

                  Section 6.06. Withholding. Notwithstanding any other provision of this Agreement to the contrary, each Certificateholder hereby authorizes the Trustee to withhold and to pay over any taxes (including any interest or penalties related thereto) payable by the Trust as a result of such Certificateholder's participation in the Trust. The Trustee will give each such Certificateholder at least five (5) days notice prior to any such withholding. If and to the extent that the Trust shall be required to withhold any such taxes (including any interest or penalties related thereto), such Certificateholder shall, in the sole discretion of the Trustee, (i) pay the amount of such withholding to the Trust within five
(5) days of being notified in writing of the amount to be withheld by the Trust or (ii) be deemed for all purposes of this Agreement to have received a payment from the Trust as of the time such withholding is required to be paid, which payment shall be deemed to be a distribution to the extent that the Certificateholder is then entitled to receive a distribution. To the extent that the aggregate of such payments to a Certificateholder for any fiscal period exceeds the distributions to which such Certificateholder is entitled for such period, the amount of such excess shall be considered a loan from the Trust to such Certificateholder, with interest at 10.35% per annum (which interest shall be treated as an item of Trust income), until discharged by such Certificateholder by repayment directly or out of distributions to which such Certificateholder would otherwise subsequently be entitled. The withholdings referred to in this Section 6.06 shall be made at the maximum applicable statutory rate under the applicable tax law unless the Trustee shall have received an opinion of counsel or other evidence, satisfactory to the Trustee, to the effect that a lower rate is applicable, or that no withholding is applicable.

                  Section 6.07. Information Provided by the Trustee. (a) The Trustee shall provide to the Indenture Trustee and the New Indenture Trustee, if applicable, promptly upon receipt any information which the Trust receives from Chaparral in connection with any distribution in accordance with the Chaparral LLC Agreement, including notice with respect to the use of any such distribution to cause an Optional Redemption or Mandatory Redemption of the Limestone Notes or the New Limestone Notes, or both.

                  (b) The Trustee shall provide to the Managing Member, promptly upon receipt of written notice from Electron, written notice of any reduction in the amount of the Limestone Equity Cash Component or Limestone Equity PIK Component.

                  (c) The Trustee shall, upon the written request of the Remarketing Agents or El Paso, promptly (but in any event within five Business Days of such request) deliver to the Remarketing Agents, the Indenture Trustee and El Paso an Officer's Certificate setting forth the amount of Available Funds then on deposit in the Limestone Collection Account and the Limestone Distribution Account (after giving effect to any liquidation of investments that is required to be made pursuant to the last sentence of Section 6.02(d)), which certification shall be used in connection with the calculation of the Share Trust Amount, and hereby undertakes to notify the Remarketing Agents, the Indenture Trustee and El Paso if any such amount should change prior to the Rate Reset Date.

                  (d) The Trustee shall provide to the holder of the El Paso Interest and the Share Trustee written notice of (i) the receipt by the Certificateholders of proceeds of Collections received by the Trustee from the Share Trust in an aggregate amount equal to the amount of the aggregate proceeds received by the Noteholders from the Asset Remedy, any Asset Disposition or asset sales (in connection with an enforcement proceeding following a judgment against the Issuers) (in each case, as such amounts are certified by the Indenture Trustee), (ii) the occurrence of the Final Payment Date, if such date occurs after the satisfaction and discharge of the Indenture, and (iii) the date on which the Share Trust Amount equals zero, if such date occurs after the satisfaction and discharge of the Indenture, in each case, promptly upon such receipt by the Certificateholders or such occurrence, as the case may be (but in any event within five Business Days after such receipt or occurrence).

                  (e) Upon the distribution to the Indenture Trustee of any contributions received by the Trust pursuant to Sections 3.02(d) and 3.03(a) which the Trustee has been notified are to be used to cause an Optional Redemption of the Limestone Notes, the Trustee shall provide notice to the Indenture Trustee that such amounts distributed to the Indenture Trustee are to be used to cause an Optional Redemption of the Limestone Notes.

                  (f) Upon the repayment in full of the New Limestone Notes, if any proceeds from the Asset Remedy, an Asset Disposition or asset sales (in connection with an enforcement proceeding following a judgment against the Issuers) were used to repay the New Limestone Notes, the Trustee shall provide to the holder of the El Paso Interest a notice requesting payment pursuant to
Section 3.03(b), which notice shall include, to the extent applicable, (i) the amount of proceeds from the Asset Remedy, Asset Disposition or asset sales (in connection with an enforcement proceeding following a judgment against the Issuers) received by the Trustee from Chaparral pursuant to the Chaparral LLC Agreement, (ii) the amount of such proceeds distributed to the New Indenture Trustee pursuant to Section 6.04(b) and (iii) any amounts received from the New Indenture Trustee and deposited into the Limestone Distribution Account after the repayment in full of the New Limestone Notes.

                  (g) Upon the occurrence of a Specified Equity Event and the Trustee's receipt of written notice thereof from any Certificateholder, the Trustee shall deliver a written notice (an "Equity Event Notice") to El Paso, the Indenture Trustee (so long as any Limestone Notes are outstanding) and the New Indenture Trustee (so long as any New Limestone Notes are outstanding), which shall specifically state that it is an Equity Event Notice and that upon the Trustee's receipt of proceeds from an Asset Disposition or, after the satisfaction and discharge of the Indenture, proceeds from the exercise of the Asset Remedy in connection with such Specified Equity Event, the Limestone Notes and the New Limestone Notes will be subject to a Special Redemption in accordance with Article XV of the Indenture and Article XV of the New Indenture, as applicable.

                  Section 6.08. Limitations on Distributions to the Certificateholders. For the avoidance of doubt, in no event shall the Certificateholders receive distributions from the Trust in an amount exceeding the Certificate Purchase Amount at any time; provided that, for purposes of this
Section 6.08, such distributions shall be deemed to exclude any indemnity or expense reimbursement payments to which any Indemnified Persons are entitled pursuant to any of the Transaction Documents.

                                   ARTICLE VII

         LIMESTONE CERTIFICATE TRIGGER EVENTS; SPECIFIED EQUITY EVENTS;
       LIMESTONE CERTIFICATE PURCHASE RIGHT; CERTIFICATE PURCHASE OPTION;
                                EARN-OUT PERIOD;
                     CANCELLATION OF LIMESTONE CERTIFICATES

                  Section 7.01. Consequences of a Limestone Certificate Trigger Event or Specified Equity Event. (a) Until the Limestone Notes have been repaid in full, upon the occurrence of a Limestone Certificate Trigger Event, the Required Certificateholders shall have the right to direct the Indenture Trustee to commence the Asset Remedy. Such Asset Remedy shall be exercised in accordance with (i) Section 9.04(g) of the Indenture and (ii) Section 11.3 of the Chaparral LLC Agreement, and any proceeds therefrom received by the Trust, as Class A Member of Chaparral, shall be deposited into the Limestone Collection Account and applied in accordance with Section 6.04 of this Agreement.

                  (b) After the Limestone Notes have been repaid in full, upon the occurrence of a Specified Equity Event, the Required Certificateholders shall have the right to direct the Trustee to commence the Asset Remedy; provided that the Trustee may pursue the Asset Remedy only if (i) the Required Certificateholders shall have directed the Trustee to commence the Asset Remedy and delivered a copy of such direction to El Paso, (ii) the Special Management Standstill Expiration Date shall have occurred without the Specified Equity Cure occurring on or before the 30th day after the relevant Specified Equity Event and (iii) the holder of the El Paso Interest has not consummated the Certificate Purchase Option pursuant to Section 7.02(b). Such Asset Remedy shall be exercised in accordance with Section 11.3 of the Chaparral LLC Agreement, and any proceeds therefrom received by the Trust, as Class A Member of Chaparral, shall be deposited into the Limestone Collection Account and applied in accordance with Section 6.04(b) or Section 6.04(c), as applicable, of this Agreement.

                  (c) Upon the occurrence of a Specified Equity Event, the Required Certificateholders shall have the right to direct the Trustee to exercise the rights of Limestone under Section 6.1(a) of the Chaparral LLC Agreement in connection with such Specified Equity Event; provided that the Trustee may exercise the rights of Limestone under Section 6.1(a) of the Chaparral LLC Agreement only if (i) the Required Certificateholders shall have directed the Trustee to exercise the rights of Limestone under Section 6.1(a) of the Chaparral LLC Agreement in connection with such Specified Equity Event and delivered a copy of such direction to El Paso, (ii) the Special Management Standstill Expiration Date shall have occurred without the Specified Equity Cure occurring on or before the 30th day after the relevant Specified Equity Event and (iii) the holder of the El Paso Interest has not consummated the Certificate Purchase Option pursuant to Section 7.02(b). If, as a result of or following such exercise, an Asset Disposition has been consummated, any proceeds therefrom received by the Trust, as Class A Member of Chaparral, shall be deposited into the Limestone Collection Account and applied in accordance with Section 6.04(b) or Section 6.04(c), as applicable, of this Agreement.

                  Section 7.02. Limestone Certificate Purchase Right; Certificate Purchase Option. (a) The holder of the El Paso Interest or its designees or assigns shall have the right (the "Limestone Certificate Purchase Right"), concurrently with the repayment, at maturity or otherwise, of the principal of the Limestone Notes and the New Limestone Notes (in each case, to the extent then Outstanding), to purchase or cause a third party to purchase the outstanding Limestone Certificates at a purchase price (the "EP Purchase Option Deposit Amount") equal to the Certificate Purchase Amount. The holder of the El Paso Interest or its designees or assigns shall exercise such right by providing written notice of such exercise to the Certificateholders and the Trustee within 10 days of the event giving rise to the Limestone Certificate Purchase Right, which notice shall be irrevocable, and by depositing or causing the deposit of the EP Purchase Option Deposit Amount within 90 days of such notice in the Limestone Distribution Account to be distributed to the Certificateholders in accordance with Section 6.03(a).

                  (b) The holder of the El Paso Interest or its designees or assigns shall have the option at any time (the "Certificate Purchase Option") to purchase or cause a third party to purchase the outstanding Limestone Certificates at a price equal to the EP Purchase Option Deposit Amount. The holder of the El Paso Interest or its designees or assigns shall exercise such right by (i) providing written notice of such exercise to the Certificateholders and the Trustee, which notice shall be irrevocable, no later than the earliest to occur of (A) if a Specified Equity Event has occurred, the earlier of the Special Management Replacement Date and the date on which Limestone, as Class A Member, shall have delivered an Asset Remedy Notice pursuant to Section 11.3 of the Chaparral LLC Agreement and such Asset Remedy Notice shall have become effective pursuant to Section 11.3(a)(i) of the Chaparral LLC Agreement and (B) the date on which Limestone, as Class A Member, shall have delivered a Liquidation Notice pursuant to Section 12.10 of the Chaparral LLC Agreement and such Liquidation Notice shall have become effective pursuant to Section 12.10(a) of the Chaparral LLC Agreement and (ii) depositing or causing the deposit of the EP Purchase Option Deposit Amount in the Limestone Distribution Account on or prior to 12:00 noon New York City time on the date that is not more than five Business Days after the earliest to occur of the dates referred to in clauses
(A) and (B) herein, to be distributed to the Certificateholders in accordance with Section 6.03(a).

                  Section 7.03. Earn-Out Period. If the holder of the El Paso Interest or its designee or assign has not (i) deposited the EP Purchase Option Deposit Amount on or prior to the 90th day following notice of its exercise of the Limestone Certificate Purchase Right in accordance with Section 7.02(a),
(ii) given notice of its exercise of the Limestone Certificate Purchase Right within 10 days after the occurrence of the Earn-Out Period Commencement Date or
(iii) prior to the Earn-Out Period Commencement Date but after the satisfaction and discharge of the Indenture and the New Indenture, and after the occurrence of a Specified Equity Event, deposited the EP Purchase Option Deposit Amount on or prior to the Special Management Standstill Expiration Date for such Specified Equity Event, the Required Certificateholders shall have the right to direct the Trustee to exercise the rights of the Trust as holder of the Class A Member Interest, including, to cause an Asset Remedy Notice to be delivered to Chaparral from time to time in accordance with Section 11.3(b) of the Chaparral LLC Agreement and to cause the liquidation and sale of the assets of Chaparral pursuant to Section 12.10(b) of the Chaparral LLC Agreement. Any proceeds from the sale of the assets of Chaparral paid to the Trust as holder of the Class A Member Interest and any distributions from Chaparral in respect of the Class A Member Interest during the Earn-Out Period shall be deposited in the Limestone Collection Account and applied in accordance with Section 6.04(b) or Section 6.04(c), as applicable.

                  Section 7.04. Cancellation of Limestone Certificates. (a) Subject to Section 7.04(b) below, after the repayment in full of the Outstanding Limestone Notes and the New Limestone Notes, upon the receipt by any Certificateholder of such Certificateholder's Proportionate Interest of the Certificate Purchase Amount, either as a result of distributions pursuant to this Agreement or payments to which such Certificateholder is entitled pursuant to any other Transaction Document, in each case attributable to the Limestone Certificate(s) held by such Certificateholder, (i) such Limestone Certificate(s) shall be deemed to be no longer outstanding for purposes of this Agreement, (ii) such Certificateholder's right to receive distributions under Article VI shall immediately terminate and (iii) such Certificateholder shall, within five Business Days after request by the holder of the El Paso Interest, deliver its original Limestone Certificate(s) to the Trustee, and such Limestone Certificate(s) shall be immediately cancelled by the Trustee; provided that, for all purposes of this Agreement, such Limestone Certificate(s) shall be deemed to have been cancelled on the date on which the applicable Certificateholder received its Proportionate Interest of the Certificate Purchase Amount; provided further that such cancellation or deemed cancellation shall not affect such Certificateholder's rights to indemnity or reimbursement. Upon cancellation (or deemed cancellation) of any Limestone Certificate pursuant to this Section 7.04, the Trustee shall promptly (but in any event, within five Business Days after request therefor by the holder of the El Paso Interest) deliver a certificate of the Trustee to each of the Indenture Trustee, the Share Trustee, the Overfund Trustee, the Management Company and the holder of the El Paso Interest, certifying (x) as to the aggregate Certificate Face Amount of the Limestone Certificate(s) so cancelled and (y) as to the aggregate Certificate Face Amount of all outstanding Limestone Certificates (after giving effect to such cancellation) (or, if all outstanding Limestone Certificates shall have been cancelled or deemed cancelled, certifying as to such cancellation).

                  (b) Notwithstanding Section 7.04(a) above, a
Certificateholder's Limestone Certificates shall not be cancelled upon receipt by such Certificateholder of its Proportionate Interest of the Certificate Purchase Amount if such receipt was as a result of the exercise of the Limestone Certificate Purchase Right or the Certificate Purchase Option; provided that if El Paso or any Affiliate of El Paso acquires any Limestone Certificates through the exercise of the Limestone Certificate Purchase Right or the Certificate Purchase Option, such Person shall have the option to deliver its Limestone Certificates to the Trustee for cancellation.

                                  ARTICLE VIII

                     RIGHTS, OBLIGATIONS, POWERS AND STATUS
                            OF THE CERTIFICATEHOLDERS
                     AND THE HOLDER OF THE EL PASO INTEREST

                  Section 8.01. Management of the Trust. It is the intention of the parties hereto and the Certificateholders by their acceptance thereof shall be deemed to agree, that the Trustee's duties are to be ministerial in nature only. Subject to Article VII, Sections 8.05 and 10.01(a) hereof, the Certificateholders (or the portion thereof as provided herein) shall have the exclusive right and obligation to determine the matters herein referenced to be determined by the Certificateholders and to direct the Trustee to carry out and accomplish such matters, and the Certificateholders, in that capacity, subject to the provisions of the Act, the other provisions of this Agreement and the Transaction Documents, shall direct the management of the business and affairs of the Trust, in a manner consistent with the provisions of this Agreement and the Act in order best to carry out the Trust's purposes.

                  Section 8.02. Bankruptcy, Dissolution or Termination of any Certificateholder. The incapacity, dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Trust.

                  Section 8.03. Creditors of the Certificateholders. As is provided in paragraph (b) of Section 3805 of the Act, no creditor of a Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Trust Estate.

                  Section 8.04. Certain Rights of the Majority
Certificateholders. Subject to Section 8.05, the Majority Certificateholders shall have the right to direct the following matters on behalf of all Certificateholders:

                  (a) directing the Trustee in accordance with Sections 8.01 and 9.01(d) (including directing the Trustee to exercise the rights of the beneficial owner of the Class A Member Interest under Section 7.4 of the Chaparral LLC Agreement);

                  (b) instructing the Trustee to amend the Certificate of Trust or this Agreement in accordance with Sections 9.03(a) or 12.04;

                  (c) appointing a replacement Trustee pursuant to Section 9.05; and

                  (d) instructing the Trustee to appear in, prosecute or defend any action in accordance with Section 9.09(a).

                  Section 8.05. Voting and Other Rights of the Holder of the El Paso Interest. (a) Notwithstanding anything in this Agreement to the contrary, the following actions by the Trust will require the prior written consent of the holder of the El Paso Interest:

                  (i) the dissolution, liquidation, consolidation or merger of the Trust (with or into any other person) or the sale of all or substantially all of the Trust Estate;

                  (ii) the taking of any Bankruptcy Action with respect to the Trust;

                  (iii) the amendment of any Transaction Document to which the Trust is a party (including any amendment to this Agreement or the Certificate of Trust);

                  (iv) the repudiation by the Trust of any of the Transaction Documents (other than any action provided for in Section 7.03, to the extent such action constitutes a repudiation); and

                  (v) the replacement of the Trustee pursuant to Section 9.05.

                  (b) The holder of the El Paso Interest will have no other voting rights until the earlier to occur of (i) the purchase of all of the outstanding Limestone Certificates pursuant to

Section 7.02 or (ii) the cancellation of all of the Limestone Certificates pursuant to Section 7.04. Upon any such purchase or cancellation of all outstanding Limestone Certificates, the holder of the El Paso Interest shall have the exclusive right to exercise all voting rights hereunder and to deliver all instructions to the Trustee in connection with this Agreement.

                  (c) Until the occurrence of an El Paso Debt Obligation Repayment Event, the holder of the El Paso Interest shall have the right to direct, by written notice to the Trustee signed by a Responsible Officer of El Paso, the investment of the Available Funds in the Limestone Distribution Account and the Limestone Collection Account, in Financial Investments.

                  (d) The holder of the El Paso Interest shall have the exclusive right to direct, by written notice to the Trustee signed by an Authorized Officer of El Paso, the amendment of Sections 7.01(cc), (dd), (ee),
(ff) and (gg) of the New Indenture (provided that such amendments are not inconsistent with and do not attempt to override any other provision of any Transaction Document), and the Certificateholders shall have no right to direct any such amendment or consent to any such amendment.

                                   ARTICLE IX

CONCERNING THE TRUSTEE, THE SECURITIES INTERMEDIARY AND WILMINGTON TRUST COMPANY

                  Section 9.01. General. (a) In the exercise or administration of the Trust hereunder (and, without limitation, with respect to taking any action pursuant to the terms of paragraph (a) of Section 10.01), the Trustee at the expense of the Trust (to be paid as provided in Section 9.08) may (i) act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care, and (ii) consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by the Trustee, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

                  (b) Except as expressly provided herein, (i) in accepting the Trust hereby continued, Wilmington Trust Company acts solely as Trustee hereunder and not in its individual capacity, and (ii) all Persons having any claim against the Trust or the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust's property for payment or satisfaction thereof.

                  (c) Except in accordance with the written instructions furnished by the Required Certificateholders or except as provided herein, the Trustee shall have no duty to (i) see to any recording or filing of any document, or (ii) see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust.

                  (d) The Trustee will administer the business and affairs of the Trust in accordance with the terms of the Act and the Transaction Documents to which the Trust is a party; provided, however, that the Trustee undertakes to perform only such duties as are specifically set forth in this Agreement and as the Trustee may be duly directed from time to time in writing by the Majority Certificateholders in accordance with and subject to the Transaction Documents to which the Trust is a party and as the Trustee is required to in order to comply with the Transaction Documents to which the Trust is a party. The Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust or to otherwise take or refrain from taking any action under this Agreement or the other Transaction Documents to which the Trust is a party except as expressly required by the terms hereof (or of the Transaction Documents to which the Trust is a party) or as expressly provided in written instructions from the Majority Certificateholders, and no implied duties or obligations shall be read into this Agreement against the Trustee. Wilmington Trust Company nevertheless agrees that it will, at its own cost and expense (and not at the expense of the Trust), promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate which are attributable to actions by or claims against Wilmington Trust Company that are not related to the ownership of any part of the Trust Estate or the administration of the Trust Estate or the transactions contemplated by this Agreement.

                  (e) The Trustee shall not be required to take any action under this Agreement if the Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to Applicable Law.

                  (f) Subject to paragraph (a) of Section 10.01, whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision hereof, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders and, in any circumstance contemplated in Section 8.05, the holder of the El Paso Interest, requesting written instructions as to the course of action to be adopted, and, to the extent the Trustee acts in good faith in accordance with any such appropriate instruction received from the Required Certificateholders, the Trustee shall not be liable on account of such action or inaction to any Person. If the Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement and as it shall deem to be in the best interests of the Certificateholders and, in any circumstance contemplated in Section 8.05, the holder of the El Paso Interest, and the Trustee shall have no liability to any Person for any such action or inaction.

                  (g) In no event whatsoever shall the Trustee be liable for any representation, warranty, covenant, agreement, indebtedness or other obligation of the Trust; provided, however, the foregoing shall, in no event whatsoever, relieve the Trustee from any liability resulting from the Trustee's bad faith, willful misconduct or gross negligence.

                  (h) The Trustee may rely upon and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary (or equivalent position) of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith reliance thereon.

                  (i) The Trustee shall not be personally liable for any error of judgment made in good faith by a Responsible Officer of the Trustee.

                  (j) The Trustee shall not be required to take any action that is inconsistent with the purposes of the Trust set forth in Section 1.04.

                  (k) No provision of this Agreement shall require the Trustee to expend or risk its personal funds, or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

                  (l) The Trustee may fully rely upon and shall have no liability in connection with calculations or instructions forwarded to the Trustee by the Certificateholders, unless the Trustee determines that such calculations or instructions are in error; provided, however, the Trustee shall have no obligation to make any such determination.

                  (m) The Trustee shall not have any responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of the Trust Estate. The Trustee shall in no event assume or incur any liability, duty or obligation to the Depositor, the Certificateholders or any other Person other than as expressly provided for herein, and in no event shall the Trustee have any implied duties or obligations hereunder.

                  (n) The Trustee shall incur no liability if, by reason of any provision of any future law or regulation thereunder, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed.

                  Section 9.02. Acceptance of the Trust. Wilmington Trust Company declares that it accepts the Trust hereby continued and agrees to perform its duties under this Agreement and the Act but only upon the terms of this Agreement as contemplated by the Transaction Documents.

                  Section 9.03. Authority and Duties of the Trustee. (a) The Trustee is authorized and directed to execute and deliver this Agreement, the Participation Agreement, the Chaparral LLC Agreement, the Indenture, the Security Agreement, the Remarketing Agreement, the Closing Agreement, the Dealer Manager Agreement, the New Indenture, any other Transaction

Document to which the Trust or the Trustee is a party, and each certificate or other document attached as an exhibit to or contemplated by any such agreement, which agreements, or amendments thereto, as applicable (other than the Commencement Date Documents), may be declared effective by the Trustee upon receipt of notice from the Certificateholders that all conditions precedent set forth in Section 5 of the Closing Agreement have been satisfied. The execution and delivery of, and performance of the terms of, the Participation Agreement, the Chaparral LLC Agreement, the Indenture, the Security Agreement, the Remarketing Agreement, the Closing Agreement, the Dealer Manager Agreement, the New Indenture and each certificate of other document attached as an exhibit to or otherwise expressly contemplated by any such agreement shall be deemed not to conflict with or constitute a breach or default under this Agreement. The Trustee shall have only such authority and duties as are expressly set forth in this Agreement. Subject to Sections 10.02 and 12.04, the Trustee shall, upon the written instruction of the Majority Certificateholders (and the holder of the El Paso Interest with respect to clause (i) below), (i) amend the Certificate of Trust or this Agreement and (ii) execute, acknowledge, deliver, file or record any document or instrument necessary or appropriate to carry out the provisions of this Agreement, the Participation Agreement, the Chaparral LLC Agreement, the Indenture, the Security Agreement, the Remarketing Agreement, the Closing Agreement, the Dealer Manager Agreement or the New Indenture in such form as is provided to it; provided that such action does not alter the rights, powers and duties of the Trustee as set forth in this Article IX.

                  (b) The Trustee shall have the power and authority to execute, deliver, acknowledge and file all necessary documents and to maintain all necessary records of the Trust as required by the Act.

                  (c) In the performance of its duties under this Agreement, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document, but the Trustee, in its discretion, may make further inquiry or investigation.

                  (d) The Trustee shall cause to be prepared and filed, such tax returns and Periodic Filings relating to the Trust, and make such elections as may from time to time be required or appropriate under any applicable Federal, state or local tax statute or rule or regulation thereunder so as to maintain to the extent possible the Trust's characterization set forth in Section 12.07.

                  (e) Subject to the provisions of any applicable confidentiality agreement to which the Trust is or becomes a party, the Trustee shall furnish to the Certificateholders and the holder of the El Paso Interest, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trustee hereunder, under the Participation Agreement (other than the information the Trustee is deemed to have received under Section 5.1(e)(i), (ii), (iii), or (iv) of the Participation Agreement), or under any other Transaction Document to which the Trust is a party, provided that the Trustee shall not be required to furnish the Certificateholders with a copy of any such materials if the Trustee determines that such party has otherwise received such copies, unless such Certificateholder so requests.

                  Section 9.04. Representations and Warranties of Wilmington Trust Company. Wilmington Trust Company, in its individual capacity, hereby represents and warrants to the holder of the El Paso Interest and the Certificateholders from time to time that, as of the date hereof and as of the Effective Date:

                  (a) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) it is has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized by it by all necessary corporate action;

                  (c) no authorization, consent or approval of any governmental authority, regulatory body or other Person is required for the due authorization, execution, delivery or performance by it of this Agreement (other than the filing of the Certificate of Trust);

                  (d) this Agreement has been duly executed and delivered by it and (subject to the due execution and delivery hereof by the holder of the El Paso Interest and the Certificateholders) constitutes a legal and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity); and

                  (e) it complies with all the requirements of the Act relating to the qualification of a trustee of a Delaware business trust.

                  Section 9.05. Resignation of the Trustee. (a) The Trustee may resign by giving 60 days' prior written notice to the Certificateholders and the holder of the El Paso Interest. In the case of the resignation of the Trustee, the Majority Certificateholders shall, with the consent of the holder of the El Paso Interest, appoint a Person to serve as successor Trustee, provided, that such Person shall in all respects satisfy the requirements of Section 3807 of the Act, or any successor provision, and shall be a bank or trust company incorporated and doing business within the United States of America, whose business shall consist at least in part as serving as trustee in asset securitization transactions and having a combined capital and surplus of at least $150,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms. The appointment of the successor Trustee shall take effect concurrently with (i) the resignation of the former Trustee and (ii) the ratification of the Transaction Documents by the successor trustee, and no resignation of a Trustee shall be effective absent the concurrent appointment of a successor Trustee.

                  (b) If a successor Trustee shall not have been appointed within 60 days after such notice of resignation, the Trustee or the Required Certificateholders may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time as a successor shall have been appointed as above provided.

                  (c) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee may be transferred, shall, subject to such corporation satisfying in all respects the requirements set forth in Section 9.05(a), be the Trustee hereunder without further action.

                  (d) Upon the substitution of the Person serving as Trustee, the successor Trustee, and, if necessary, the holder of the El Paso Interest and the Required Certificateholders shall file an amendment to the Certificate of Trust with the Secretary of State in accordance with the provisions of Section 3810 of the Act, indicating the change in the Trustee.

                  Section 9.06. Liability. Wilmington Trust Company shall not be personally liable under any circumstances, except (a) for its own bad faith, willful misconduct or gross negligence, (b) in the case of the inaccuracy of any representation or warranty contained in Section 9.04, (c) for liabilities arising from the failure by Wilmington Trust Company to perform obligations expressly undertaken by it in the last sentence of Section 9.01(d) or (d) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Trustee in connection with any of the transactions contemplated by this Agreement. In particular, but not by way of limitation:

                  (i) the provisions of this Agreement, to the extent that they restrict the duties and liabilities of Wilmington Trust Company otherwise existing at law or in equity, replace such other duties or liabilities of Wilmington Trust Company to the extent permissible under law or in equity and

                  (ii) Wilmington Trust Company shall not be personally liable for the default or misconduct of the Certificateholders.

                  Section 9.07. Indemnification. The holder of the El Paso Interest shall indemnify, pay, protect, and hold harmless each of Wilmington Trust Company, its officers, directors, employees, shareholders and agents (collectively, the "Indemnified Trustee Persons" or individually an "Indemnified Trustee Person") from and against any and all liabilities, obligations, losses, damages, actions, judgments, suits, proceedings, taxes, costs, expenses and disbursements of any kind or nature whatsoever including, without limitation, all reasonable legal fees, third party costs and expenses of defense, appeal and settlement of any and all suits, actions, or proceedings instituted against such Indemnified Trustee Person or the Trust and all reasonable third party costs of investigation in connection therewith that may be imposed on, incurred by, or asserted against an Indemnified Trustee Person relating to or arising out of any action or inaction on the part of the Trust or an Indemnified Trustee Person in respect of the Trust. Notwithstanding the foregoing, the holder of the El Paso Interest shall not be liable to any such Indemnified Trustee Person for any of the matters set forth in clauses (a) through (d) of the first sentence of
Section 9.06. If any action, suit, or proceeding shall be pending against the Trust and/or one or more Indemnified Trustee Persons relating to or arising out of any action or inaction of the Indemnified Trustee Person or Indemnified Trustee Persons, the holder of the El Paso Interest shall have the right to assume the defense of the Indemnified Trustee Person or Indemnified Trustee Persons in which case such defense shall be conducted by counsel chosen by the holder of the El Paso Interest and reasonably satisfactory to the Indemnified Trustee Person or Indemnified Trustee Persons; provided, however, that if an Indemnified Trustee Person is advised by its counsel that due to actual or potential conflicting interests representation by the same counsel would be inappropriate under applicable standards of professional conduct, such Indemnified Trustee Person may, at the expense of the Trust, employ separate counsel of its choice with respect to which such conflicting interest arise in any such action. The indemnities contained in this Section 9.07 shall survive the resignation of the Trustee, the termination of the Trust or the termination of this Agreement.

                  Section 9.08. Fees and Expenses. All reasonable out-of pocket expenses, disbursements and advances incurred or made by Wilmington Trust Company, in its capacity as Trustee or Securities Intermediary hereunder, including without limitation, costs and expenses of winding up, liquidation and termination of the Trust shall be paid (a) from the Administrative Expenses distributed to the Trustee by the Indenture Trustee pursuant to Section 5.04 of the Indenture; provided that the Trustee shall give notice to the Indenture Trustee of the amount of such expenses, disbursements and advances due and owing to the Trustee and the Securities Intermediary no later than three Business Days prior to each Payment Date, (b) from Additional Financing Costs distributed to the Trust pursuant to Section 6.10 of the Chaparral LLC Agreement or (c) if the amounts distributed pursuant to the foregoing clauses (a) and (b) are insufficient, by the holder of the El Paso Interest. Wilmington Trust Company shall receive as compensation for its services as Trustee and Securities Intermediary hereunder such ordinary fees as are separately agreed upon between Wilmington Trust Company and the holder of the El Paso Interest in a separate fee agreement. Wilmington Trust Company, in its capacity as Trustee and Securities Intermediary hereunder, shall be compensated reasonably for any extraordinary services rendered by it hereunder as agreed to separately by the holder of the El Paso Interest and Wilmington Trust Company.

                  Section 9.09. Litigation, Action Outside Delaware. (a) The Trustee shall not be under any obligation to appear in, prosecute or defend any action that in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with specific instruction from the Majority Certificateholders and such reasonable security and indemnity against such expense or liability as it may require, and any reasonable out-of-pocket costs of the Trustee as a result of such actions shall be paid by the holder of the El Paso Interest.

                  (b) Notwithstanding anything contained herein to the contrary, Wilmington Trust Company shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the Effective Date other than the State of Delaware becoming payable by Wilmington Trust Company; or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company contemplated hereby.

                  Section 9.10. Rights of the Securities Intermediary. The Securities Intermediary shall be entitled to all of the same rights, protections, immunities and indemnities as the Trustee under this Agreement and the other Transaction Documents.

                  Section 9.11. Resignation; Appointment of Successor Securities Intermediary.

                  (a) The Securities Intermediary shall resign if it fails to meet the requirements of the first sentence of Section 6.02(a)(ii), and such resignation shall take effect upon receipt by the Trust of an instrument of acceptance of appointment executed by a successor Securities Intermediary as herein provided in Sections 9.12 and 9.13.

                  (b) If at any time the Securities Intermediary shall resign, the Trust shall use its best efforts to locate and recommend a qualified successor Securities Intermediary and a successor Securities Intermediary may be appointed by the Trust (whether or not such successor shall have been located or recommended by the Trust) upon written notice to the Securities Intermediary. In the event that no such successor Securities Intermediary is appointed by the Trust within 30 days after the giving of a notice of resignation, the Securities Intermediary or the Majority Certificateholders may request a court to make such appointment. Every successor Securities Intermediary appointed pursuant to this
Section 9.11(b) shall be a corporation or association organized under the law of the United States or any State thereof having a combined capital and surplus of at least $150,000,000 and a long-term debt rating of at least "A3" by Moody's and at least "A-" by S&P, if there be such an institution willing and able to accept the position upon reasonable or customary terms.

                  Section 9.12. Acceptance of Appointment by Successor Securities Intermediary Any successor Securities Intermediary appointed as provided in Section 9.11 shall execute, acknowledge and deliver to the Trust and its predecessor Securities Intermediary an instrument accepting such appointment hereunder and agreeing to all the provisions regarding the Securities Intermediary and the Limestone Distribution Account and the Limestone Collection Account set forth in this Agreement. Subject to the provisions of Section 9.11, thereupon the resignation of the predecessor Securities Intermediary shall become effective and such successor Securities Intermediary, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Securities Intermediary herein; but, nevertheless, at the written request of the successor Securities Intermediary, the Securities Intermediary ceasing to act shall execute and deliver an instrument transferring to such successor Securities Intermediary all the rights and powers of the Securities Intermediary so ceasing to act.

                  Section 9.13. Merger or Consolidation of Securities Intermediary. Any corporation into which the Securities Intermediary may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Securities Intermediary shall be a party shall be the successor of the Securities Intermediary hereunder; provided that such corporation shall be qualified under the provisions of the first sentence of Section 6.02(a)(ii), without the execution or filing of any paper or any further act on the part of any of the parties hereto or the Certificateholders, notwithstanding anything contained herein to the contrary.

                                    ARTICLE X

              DISSOLUTION, BANKRUPTCY AND LIQUIDATION OF THE TRUST

                  Section 10.01. Dissolution of the Trust. (a) The Trust shall be dissolved, wound up and terminated as provided herein upon the Trustee's determination, in its sole discretion after consultation with such counsel and other experts as it deems necessary, that the Trust is insolvent. Upon any such determination, the Trustee shall have the right, in its sole discretion, to (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of the Trust or of all or a substantial part of the Trust Estate, (ii) make a general assignment for the benefit of the Trust's creditors, (iii) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (iv) take any action for the purpose of effecting any of the foregoing or (v) do the equivalent of any of the foregoing under the laws of the United States or of any state or other jurisdiction therein, or of any other jurisdiction (domestic or foreign) (each action described in (i) through (v), a "Bankruptcy Action"), each with respect to the Trust upon 90 days' prior written notice to the Certificateholders and the holder of the El Paso Interest. Neither the holder of the El Paso Interest nor any Certificateholder shall have any right to direct the taking of a Bankruptcy Action with respect to the Trust; provided, however, the Certificateholders shall have the right, subject to the prior written consent of the holder of the El Paso Interest as provided in
Section 8.05, to liquidate the assets of the Trust on a date that is at least one year and one day after the Trustee shall have received (x) a certificate from the Indenture Trustee that all of the obligations under the Indenture have been satisfied and discharged in full and (y) a certificate from the New Indenture Trustee that all of the obligations under the New Indenture have been satisfied and discharged in full. With respect to any determination of discretion by the Trustee under this Section 10.01(a), the Trustee shall incur no personal liability to any Person for any determination (or action or inaction in connection therewith) made in good faith, and in acting (or not in acting as the case may be) under this Section, the Trustee shall owe no fiduciary duties to any Person other than the Trust, the Certificateholders, the holder of the El Paso Interest and any creditors of the Trust. In connection with the Trustee's determination that the Trust is insolvent, the Trustee shall not be obligated to follow the instructions of the Certificateholders and shall have no liability to the Trust or any other Person for its failure to do so.

                  (b) Upon liquidation of the Trust, the Trust's assets shall be applied in the following order of priority: (i) first, (A) to pay the costs and expenses of winding up, liquidation and termination of the Trust, including amounts owed to the Trustee, (B) to creditors of the Trust or (C) to establish reserves reasonably adequate to meet any and all contingent or unforeseen liabilities or obligations of the Trust as reasonably determined by the Trustee in accordance with Applicable Law, in each case, in the order of priority provided by law; (ii) second, to the Certificateholders, pro rata, until they have received payments in an aggregate amount equal to the Certificate Purchase Amount; and (iii) the assets (if any) of the Trust remaining after distribution as set forth in clauses (i) and (ii) shall, following cancellation or deemed cancellation of all Limestone Certificates outstanding pursuant to
Section 7.04, be distributed to the holder of the El Paso Interest.

                  Section 10.02. Termination. The Trust shall terminate upon the earlier of (a) the 10th anniversary of the Closing Date, (b) the date when all of the Trust's assets shall have been disposed of and distributed as provided herein and (c) the election of the holder of the El Paso Interest following the date upon which all Limestone Certificates shall have been cancelled pursuant to
Section 7.04. Upon the winding up of the Trust and its termination, the Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Act. Upon such termination, all outstanding Limestone Certificates shall be cancelled.

                                   ARTICLE XI

                                     NOTICES

                  Section 11.01. Notices. Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given, (i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service, or (iii) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addressees:

                  If to El Paso:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Tom Kilgore
                  Telecopier No.: (713) 420-7249
                  Telephone No.: (713) 420-5574

                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas 77002
                  Attention: Kelly Jameson
                  Telecopier No.: (713) 420-4099
                  Telephone No.: (713) 420-2017

                  If to the Trustee, the Securities Intermediary or the Trust:

                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopier No.: (302) 651-8882
                  Telephone No.: (302) 651-8681


                  If to the Certificateholders:

                  To the Certificateholders identified as such in the Certificate Register, at the addresses specified in Schedule I to the Participation Agreement or in the Investment Certificate, as applicable.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01. Entire Agreement. This Agreement (including, without limitation, the exhibits hereto) and the other Transaction Documents, and each of the parties hereto represents and warrants to the others that this Agreement constitutes the entire agreement among the parties hereto relating to the transactions contemplated hereby.

                  Section 12.02. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE; PROVIDED THAT THERE SHALL NOT BE APPLICABLE TO THE TRUST, THE PARTIES HEREUNDER OR THIS AGREEMENT, ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS (OTHER THAN THE ACT) THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF THE TRUSTEE

THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEE HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

                  Section 12.03. Severability of Provisions. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by Applicable Law, the parties hereto hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified, but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of all the parties' bargain hereunder.

                  Section 12.04. Amendment or Waiver; Effect on Agreement. Any provision of this Agreement may be amended or waived by an amendment or waiver which is in writing and signed by the holder of the El Paso Interest and the Trustee; provided, that the Trustee shall consent to any amendment or waiver only upon instruction by the Majority Certificateholders; provided, further, that without the consent of 100% of the Certificateholders at the time, no such amendment or waiver or any amendment or waiver to any other Transaction Document to which the Trust is a party shall (1) alter or amend the right of the Certificateholders to receive payments thereon, or institute suit in respect thereof, (2) release any portion of the Trust Estate or any portion of the assets of the Trust, (3) reduce any amount required to be collected or retained by the Trust or the Trustee or (4) release the Guarantor from any of its obligations under the El Paso Guarantee or reduce the amount of the Guaranteed Obligations.

                  Promptly after the execution by all required parties of any such amendment to, or waiver of, this Agreement, the Trustee shall furnish a copy of any such amendment or waiver to each Certificateholder and the holder of the El Paso Interest.

                  Section 12.05. Binding Upon Assigns. Except as otherwise provided herein, the provisions of this Agreement (including any amendments, modification and waivers hereof properly adopted) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 12.06. Survival. All agreements, representations, warranties and indemnities contained in this Agreement and in any agreement, document or certificate delivered pursuant hereto, or in connection herewith, shall survive and continue in effect following the execution and delivery of this Agreement and the Closing Date. Upon the repayment in full of the Limestone Certificates, this Agreement shall terminate except as to those provisions, including without limitation, Section 9.07 hereof, expressly intended to survive such termination.

                  Section 12.07. Tax Characterization. (a) Each of the parties hereto recognizes and intends that, for United States federal, state and local income tax purposes,

                           (i) the Trust will not be treated as an association taxable as a corporation;

                           (ii) the Limestone Certificates will either be disregarded or treated as equity interests in the Trust; and

                           (iii) the El Paso Interest will be disregarded until such time as the holder of the El Paso Interest exercises its rights, makes a contribution or is deemed to make a contribution pursuant to
         Section 3.03.

                  (b) To the extent that any of the parties hereto is required to report any item of income, gain, loss, deduction or credit relating to the Trust for United States federal, state or local income tax purposes, such party shall report such item in a manner consistent with the characterization intended by this Section 12.07 and shall not take any contrary position on any tax return or report relating to the United States federal, state or local income taxes or take any other action which is inconsistent with such characterization.

                  (c) Notwithstanding anything to the contrary herein, no party shall be obligated to take a position subsequent to (A) a Final Determination to the contrary or (B) a written opinion of independent, nationally-recognized tax counsel selected by such party (such counsel and form of opinion to be reasonably satisfactory to the holder of the El Paso Interest) that no Reasonable Basis exists to take such position, which opinion shall, solely in the case of a United States federal income Tax return, be based on a Change in Law, provided, however, that a court decision described in clause (iii) of the definition of "Change in Law" shall not constitute a Change in Law if the holder of the El Paso Interest provides to the relevant party a written opinion of independent, nationally-recognized tax counsel selected by the holder of the El Paso Interest (such counsel and form of opinion to be reasonably satisfactory to such party) that, notwithstanding such decision, such party's position is more likely than not to prevail if challenged.

                  Section 12.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 12.09. Effectiveness. This Agreement shall take effect on and as of the Effective Date.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above first written.

                                    WILMINGTON TRUST COMPANY,
                                      as Trustee


                                    By: /s/ Ann E. Roberts
                                        ----------------------------------------
                                        Name:  Ann E. Roberts
                                        Title: Assistant Vice President



                                    ELECTRON TRUST,
                                      as sole Certificateholder

                                    By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as
                                        Trustee



                                    By: /s/ Ann E. Roberts
                                        ----------------------------------------
                                        Name:  Ann E. Roberts
                                        Title: Assistant Vice President



                                    LIMESTONE ELECTRON TRUST

                                    By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as
                                        Trustee


                                        By: /s/ Ann E. Roberts
                                            ------------------------------------
                                            Name:  Ann E. Roberts
                                            Title: Assistant Vice President



                           Limestone Trust Agreement

                                   WILMINGTON TRUST COMPANY,
                                     as Securities Intermediary for the purposes of Sections 6.02, 6.03, 6.04, 9.10, 9.11,
                                     9.12 and 9.13 only


                                   By: /s/ Ann E. Roberts
                                       ----------------------------------------
                                       Name:  Ann E. Roberts
                                       Title: Assistant Vice President



                                   EL PASO CORPORATION,
                                   as holder of the El Paso Interest


                                   By: /s/ Thomas G. Kilgore
                                       ----------------------------------------
                                       Name:  Thomas G. Kilgore
                                       Title: Vice President







                           Limestone Trust Agreement